SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Carver Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED OCTOBER 18, 2024

[●], 2024

Dear Stockholder:

In 1948, our founders endeavored to build a platform for savings and generational wealth creation for the underbanked. The confluence of Carver Bancorp, Inc.’s recent investments in institutional and retail client business development, microlending, community development and fraud risk management talent have all significantly enhanced our ability to serve our community and the underbanked.

Our community is expanding and Carver’s mission and ability to serve this increasingly diverse universe of customers has never been more important. We remain optimistic about the Bank’s future and its ambition to continue the exploration and development of commercially sustainable products and services to grow with our community.

Additionally, on September 16, 2024, Carver announced the hiring of Donald Felix as President and Chief Executive Officer of Carver Bancorp, Inc. and Carver Federal Savings Bank, effective November 1, 2024. Mr. Felix will also serve as a member of the Board of Directors of Carver Bancorp, Inc. and Carver Federal Savings Bank. Mr. Felix is an accomplished banking executive with over 25 years of global banking and broad C-level experience. In his most recent role at Citizens Financial Group, Inc. as Executive Vice President and Head of National Banking & Expansion, Mr. Felix drove increased profitability and grew deposits by $3.0 billion. We believe that Mr. Felix has the strategic and operational expertise to elevate the banking experience for our customers, expand our community relationships, drive technological enhancements at Carver Federal Savings Bank, and enhance profitability for our stockholders.

You are cordially invited to participate in the annual meeting of stockholders of Carver Bancorp, Inc. (“Carver” or the “Company”), the holding company for Carver Federal Savings Bank, which will be held on [●], [●], 2024, and any adjournment or postponement thereof (the “Annual Meeting”). This year’s Annual Meeting will be a virtual meeting of stockholders, which will be conducted via live webcast. You will be able to participate in this year’s Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.cesonlineservices.com/carv24_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/carv24_vm, by [●]:[●] [●].m. Eastern Time, on [●], [●], 2024.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be conducted at the Annual Meeting. Also included are a WHITE proxy card and postage-paid return envelope. WHITE proxy cards are being solicited on behalf of the Board of Directors of Carver.

Your vote is especially important at this year’s Annual Meeting. As you may have seen, Dream Chasers Capital Group LLC (“Dream Chasers”) has provided notice of its intent to nominate Jeffrey John Bailey and Jeff Anderson (each, a “Dream Chasers Nominee”) for election as directors at the Annual Meeting in opposition to the nominees recommended by your Board. Your Board does not endorse the Dream Chasers Nominees, and unanimously recommends that you vote “FOR” the election of the two (2) nominees proposed by your Board (Kenneth J. Knuckles and Jillian E. Joseph), and “FOR” the other proposals recommended by your Board.

You may receive solicitation materials from Dream Chasers, including proxy statements and [●] proxy cards. Carver is not responsible for the accuracy or completeness of any information provided by or relating to Dream Chasers or its nominees contained in solicitation materials filed or disseminated by or on behalf of Dream Chasers or any other statements Dream Chasers may make.

Your Board strongly urges you to discard and NOT to vote using any [●] proxy card sent to you by Dream Chasers. If you have already submitted a [●] proxy card, you can revoke such proxy and vote for your Board’s nominees and on the other matters to be voted on at the Annual Meeting by marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet by following the instructions on your WHITE proxy card. Only your latest validly executed proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

PLEASE NOTE THAT THIS YEAR, YOUR WHITE PROXY CARD LOOKS DIFFERENT. RECENTLY ADOPTED PROXY RULES REQUIRE THE COMPANY’S WHITE PROXY CARD TO LIST THE DREAM CHASERS NOMINEES IN ADDITION TO YOUR BOARD’S NOMINEES. PLEASE MARK YOUR WHITE PROXY CARD CAREFULLY AND VOTE “FOR” ONLY THE TWO (2) NOMINEES AND PROPOSALS RECOMMENDED BY YOUR BOARD, AND “AGAINST” THE DREAM CHASERS NOMINEES.

Your vote is extremely important no matter how many shares you own. Whether or not you expect to attend the virtual meeting, please promptly use your WHITE proxy card to vote by proxy over the Internet or by mail. If you have any questions or require any assistance with voting your shares, please call Carver’s proxy solicitor:

430 Park Avenue, 14th Floor

New York, NY 10022

Banks and Brokers Call: (203) 658-9400

Stockholders Call Toll Free: (800) 662-5200

E-mail: CARV@investor.sodali.com

The Board of Directors, management, and employees of Carver thank you for your ongoing support and continued interest in Carver. We hope that you will join us online at the Annual Meeting.

Sincerely yours,

/s/ Craig C. MacKay
Interim President and Chief Executive Officer

CARVER BANCORP, INC.
75 West 125th Street
New York, New York 10027-4512

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2024

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Carver Bancorp, Inc. (“Carver” or the “Company”) will be held on [●], 2024 at [●]:[●] [●].m. This year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. Because the Annual Meeting is virtual and being conducted via live webcast, stockholders will not be able to attend the Annual Meeting in person. Details regarding how to participate in the meeting online and the business to be conducted at the Annual Meeting are more fully described in the proxy statement.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

1.	To elect two directors, to each serve for a three-year term and until their respective successor(s) has been elected and qualified;

2.	To approve the Carver Bancorp, Inc. 2024 Equity Incentive Plan;

3.	To ratify the appointment of BDO USA, LLP as independent auditors for Carver for the fiscal year ending March 31, 2025; and

4.	An advisory (non-binding) resolution to approve the compensation of our Named Executive Officers as described in the proxy statement.

If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time, place, or both for the purpose of soliciting additional proxies or otherwise, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the proxy statement, Carver’s management is not aware of any other such business.

The Board of Directors has fixed [●], 2024 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only stockholders of Carver as of the close of business on the record date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Carver Federal Savings Bank, 75 West 125th Street, New York, New York, for a period of twenty (20) days prior to the Annual Meeting. If you want to inspect the stockholder list, please contact Carver’s Corporate Secretary at (212) 360-8824.

Please note that Dream Chasers Capital Group LLC (“Dream Chasers”), has provided notice of its intent to nominate Jeffrey John Bailey and Jeff Anderson (each, a “Dream Chasers Nominee”) for election as directors at the Annual Meeting in opposition to the nominees recommended by your Board. You may receive solicitation materials from Dream Chasers, including proxy statements and [●] proxy cards. Carver is not responsible for the accuracy or completeness of any information provided by or relating to Dream Chasers or its nominees contained in solicitation materials filed or disseminated by or on behalf of Dream Chasers or any other statements Dream Chasers may make.

Your Board of Directors does not endorse the Dream Chasers Nominees and unanimously recommends that you use the WHITE proxy card to vote “FOR” only the two (2) nominees proposed by your Board (Kenneth J. Knuckles and Jillian E. Joseph), and as your Board recommends on all other proposals. Your Board strongly urges you to discard and NOT to vote using any [●] proxy card sent to you by Dream Chasers. If you have already submitted a [●] proxy card, you can revoke such proxy and vote for your Board’s nominees and on the other matters to be voted on at the Annual Meeting by marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet by following the instructions on your WHITE proxy card. Only your latest validly executed proxy will count and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

By Order of the Board of Directors

/s/ Isaac Torres
Isaac Torres
SVP, General Counsel and Corporate Secretary

[●], 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD [●], 2024

The Notice, Proxy Statement, Proxy Card and 2024 Annual Report on Form 10-K are available at www.proxyvote.com.

CARVER BANCORP, INC.
75 West 125th Street
New York, New York 10027-4512

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
[●], 2024

GENERAL INFORMATION

General

This proxy statement is being furnished to stockholders of Carver Bancorp, Inc. in connection with the solicitation of proxies by the Board of Directors of Carver to be used at the annual meeting of stockholders that will be held on [●], [●], 2024 at [●]:[●] [●].m., and at any adjournment or postponement thereof (the “Annual Meeting”). This proxy statement and the proxy card are first being made available to stockholders on or about [●], 2024.

Carver Bancorp, Inc., a Delaware corporation, operates as the savings and loan holding company for Carver Federal Savings Bank. In this proxy statement, we refer to Carver Bancorp, Inc. as “Carver” or the “Company” and Carver Federal Savings Bank as “Carver Federal” or the “Bank.”

Important notice regarding the availability of proxy materials for the [●], 2024 Annual Meeting of Stockholders: The notice of the annual meeting of stockholders, the proxy statement and annual report are available at www.proxyvote.com.

Who Can Vote

The Board of Directors of Carver has fixed the close of business on [●], 2024 (the “Record Date”) as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote electronically at the Annual Meeting. As of the close of business on the Record Date, the outstanding voting stock of Carver consisted of [●] shares of common stock, par value $0.01 per share (“Common Stock” or “Voting Stock”).

How Many Votes You Have

Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record (other than Excess Shares, as defined below) upon each matter properly submitted at the Annual Meeting. As provided in Carver’s Certificate of Incorporation, record holders of Voting Stock on behalf of a person who beneficially owns in excess of 10% of the outstanding shares of Voting Stock (“Excess Shares”) will be entitled to cast only one-hundredth of one vote per share for each Excess Share. A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as by persons acting in concert with such person or entity. Carver’s Certificate of Incorporation authorizes the Board of Directors to interpret and apply the provisions of the Certificate of Incorporation and Bylaws governing Excess Shares and to determine on the basis of information known to it after reasonable inquiry of all facts necessary to ascertain compliance with the Certificate of Incorporation, including, without limitation: (1) the number of shares of Voting Stock beneficially owned by any person or purported owner; (2) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner; and (3) whether a person or purported owner has an agreement or understanding with any person or purported owner as to the voting or disposition of any shares of Voting Stock.

How You Can Vote

The Company encourages stockholders to fill out and return the enclosed universal WHITE proxy card or vote by proxy via telephone or the Internet as instructed on your universal WHITE proxy card in advance of the Annual Meeting, even if you plan to attend the virtual Annual Meeting.

What proposals are to be presented at the Annual Meeting and what are the Board’s voting recommendations?

As described in further detail later in this proxy statement, the purpose of the annual meeting is to consider and vote upon the following proposals. The Board’s recommendation on each of the proposals is indicated below.

PROPOSAL		BOARD RECOMMENDATION
PROPOSAL 1	Election of two nominees for director for a term to end as of the 2027 annual meeting and until their successors are duly elected and qualified.	FOR ALL COMPANY DIRECTOR NOMINEES: Kenneth J. Knuckles and Jillian E. Joseph

PROPOSAL 2	Approval of the Carver Bancorp, Inc. 2024 Equity Incentive Plan	FOR

PROPOSAL 3	Ratification of the appointment of BDO USA, LLP as independent auditors for Carver for the fiscal year ending March 31, 2025.	FOR

PROPOSAL 4	Approval of an advisory (non-binding) resolution to approve the compensation of our Named Executive Officers as described in the proxy statement.	FOR

As of the date of the Notice of Annual Meeting, we knew of no other matters to be presented at the annual meeting.

Is my vote important?

Your vote is especially important at this year’s Annual Meeting. As you may have seen, Dream Chasers has provided notice of their intent to nominate Jeffrey John Bailey and Jeff Anderson (each, a “Dream Chasers Nominee”) for election as directors at the Annual Meeting in opposition to the nominees recommended by your Board. Your Board does not endorse the Dream Chasers Nominees, and unanimously recommends that you vote “FOR” the election of the two (2) nominees proposed by your Board (Kenneth J. Knuckles and Jillian E. Joseph), and “FOR” the other proposals recommended by your Board.

You may receive solicitation materials from Dream Chasers, including proxy statements and [●] proxy cards. Carver is not responsible for the accuracy or completeness of any information provided by or relating to Dream Chasers or its nominees contained in solicitation materials filed or disseminated by or on behalf of Dream Chasers or any other statements Dream Chasers may make.

Your Board strongly urges you to discard and NOT to vote using any [●] proxy card sent to you by Dream Chasers. If you have already submitted a [●] proxy card, you can revoke such proxy and vote for your Board’s nominees and on the other matters to be voted on at the Annual Meeting by marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet by following the instructions on your WHITE proxy card. Only your latest validly executed proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

PLEASE NOTE THAT THIS YEAR, YOUR WHITE PROXY CARD LOOKS DIFFERENT. RECENTLY ADOPTED NEW PROXY RULES REQUIRE THE COMPANY’S WHITE PROXY CARD TO LIST THE DREAM CHASERS NOMINEES IN ADDITION TO YOUR BOARD’S NOMINEES. PLEASE MARK YOUR WHITE PROXY CARD CAREFULLY AND VOTE “FOR” ONLY THE TWO (2) NOMINEES AND PROPOSALS RECOMMENDED BY YOUR BOARD, AND “AGAINST” THE DREAM CHASERS NOMINEES.

What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?

If your shares are registered in your name on the Record Date, you are a stockholder of record. When you properly vote in accordance with the instructions provided on the proxy card, you are instructing the named proxies to vote your shares in the manner you indicate on your proxy.

If your shares are held in the name of your bank, broker or other nominee (also referred to herein as a “Broker”), which is usually the case if you hold your shares in a brokerage or similar account, your shares are held in “street name.” Your Broker is the stockholder of record for your shares. As the holder of record, only your Broker is authorized to vote or grant a proxy for your shares. If your shares are held in “street name,” you should follow the instructions on your voting instruction form and provide specific instructions to your Broker on how to vote the shares they hold for you.

What is a “Broker Non-Vote”?

A broker non-vote occurs when a Broker submits a proxy on behalf of a beneficial owner for the annual meeting but does not vote on a particular proposal because such Broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Brokers have discretionary authority to vote on routine matters, such as the ratification of auditors, but do not have discretionary authority to vote on non-routine matters, such as the election of directors, the approval of the Carver Bancorp, Inc. 2024 Equity Incentive Plan and the advisory vote to approve the compensation of our Named Executive Officers as described in the proxy statement. Broker non-votes (like abstentions and withheld votes) are counted as present for purposes of determining a quorum.

To the extent that Dream Chasers provides proxy materials to a Broker who holds shares for a beneficial owner, none of the matters to be voted on at the Annual Meeting will be considered a discretionary “routine” matter under the rules of the various regional and national exchanges of which Brokers are a member, which means that a Broker will not have authority to vote shares held in street name without instructions from the beneficial owner. However, if your Broker receives proxy materials only from the Company, your Broker is entitled to vote shares held for a beneficial holder on routine matters, such as the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm, without instructions from the beneficial holder of those shares. On the other hand, your Broker is not entitled to vote shares held for a beneficial holder on non-routine items such as the election of directors, the approval of the Carver Bancorp, Inc. 2024 Equity Incentive Plan and the advisory vote to approve the compensation of our Named Executive Officers as described in the proxy statement. If you own your shares in street name, please instruct your bank, brokerage firm, trustee or other nominee how to vote your shares using the voting instruction form provided by your bank, brokerage firm, trustee or other nominee so that your vote can be counted. The voting instruction form provided by your bank, brokerage firm, trustee or other nominee holding your shares may also include information about how to submit your voting instructions over the Internet or by telephone. The WHITE proxy card accompanying this proxy statement also will provide information regarding Internet and telephone voting.

Even if your Broker does not provide you with Dream Chasers’ proxy materials, such Broker has the discretion to vote your shares only on “routine” matters without your voting instructions, but not on non-routine matters such as Proposals 1, 3 and 4. Routine matters include only Proposal 2 (Ratification of the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending March 31, 2025). All other proposals to be presented at the Annual Meeting are considered “non-routine” and therefore Brokers will not have discretionary authority to vote your shares with respect to the other proposals to be presented at the Annual Meeting. Therefore, it is important that you instruct your Broker how to vote your shares. We encourage you to instruct your Broker to vote your shares by following the instructions shown on the enclosed WHITE proxy card.

If you are a stockholder of record with respect to shares on the Record Date, you may vote by one of the following four options:

•	Vote via the Internet. Go to the web address specified on the enclosed WHITE proxy card and follow the instructions indicated on the site. Your vote by Internet authorizes the named proxies to vote your shares in the same manner as if you had signed, dated and returned a proxy card.

•	Vote by Telephone. On a touch-tone phone, dial the number indicated on the enclosed WHITE proxy card and follow the voice prompts. Have your WHITE proxy card available for reference when you call, and follow the voting instructions to vote your shares. Your vote by telephone authorizes the named proxies to vote your shares in the same manner as if you had signed, dated and returned a proxy card.

•	Vote by Proxy Card. Complete, sign and date the enclosed WHITE proxy card and return it in the postage pre-paid envelope provided.

•	Vote in Person. Complete a ballot at the virtual annual meeting.

If you submit a WHITE proxy card to us without indicating instructions with respect to specific proposals, we will vote your shares consistent with the recommendations of our Board stated in this Proxy Statement. If the WHITE proxy card is signed and returned without direction, your shares will be voted for the director nominees proposed by the Board, and FOR proposals 2, 3 and 4. If any other matters are properly presented at the annual meeting for consideration, then the persons named as the Company’s designated proxies will be voted as determined by the Board.

Even if you plan to attend the virtual annual meeting, we encourage you to vote your shares in advance via the Internet, by telephone or by signing, dating and returning your WHITE proxy card.

If your shares are held by a Broker in “street name,” please follow the instructions you receive from your Broker to vote your shares. You may need to contact your Broker to determine whether you will be able to vote electronically via the Internet or by telephone. If you want to vote at the Annual Meeting, you may visit www.cesonlineservices.com/carv24_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/carv24_vm, by [●]:[●] [●].m. Eastern Time, on [●], [●], 2024. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you via email.

If you return your proxy by mail, please ensure you leave enough time for your proxy to be mailed and received by the inspector of election. Also note that if your shares are held through a Broker, such entity may have even earlier deadlines by which to submit your vote. Please follow their instructions accordingly.

Whether or not you plan to attend the virtual annual meeting, please vote promptly by Internet or telephone by following the instructions set forth on the enclosed WHITE proxy card or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Your promptness in voting using the WHITE proxy card will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the virtual annual meeting even if you cannot attend the virtual meeting.

We are encouraging stockholders to submit their proxies electronically (by Internet or by telephone) if possible. If you return your WHITE proxy card by mail or vote by telephone or Internet, you may nevertheless attend the virtual annual meeting and vote your shares in person.

How many candidates can be elected as directors at the Annual Meeting?

Only two candidates are to be elected to the Board at the annual meeting. The two nominees receiving the highest number of FOR votes will be elected, provided that a quorum is present at the annual meeting, in person or by proxy. As such, the Board does NOT endorse Jeffrey John Bailey and Jeff Anderson, the nominees of Dream Chasers, and unanimously recommends that you vote FOR each of Kenneth J. Knuckles and Jillian E. Joseph, the nominees proposed by the Company using the WHITE proxy card accompanying this proxy statement. The Board strongly urges you NOT to vote for the Dream Chasers Nominees and not to sign or return the [●] proxy card sent to you by Dream Chasers. If you have previously submitted a [●] proxy card sent to you by Dream Chasers, you can revoke that proxy and vote in accordance with the Board’s recommendation by using the enclosed WHITE proxy card to vote FOR each of Kenneth J. Knuckles and Jillian E. Joseph, the Company’s nominees, and FOR the other proposals set forth therein.

Participating in the Virtual Annual Meeting

This year’s Annual Meeting will be a completely virtual meeting of stockholders and will be webcast live over the internet. Please go to www.cesonlineservices.com/carv24_vm for instructions on how to participate in the Annual Meeting. Any stockholder may participate in and listen live to the webcast of the Annual Meeting over the internet at such site. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/carv24_vm, by [●]:[●] [●].m. Eastern Time, on [●], [●], 2024. Stockholders as of the Record Date may vote and submit questions while participating in the Annual Meeting via the internet by following the instructions listed on your WHITE proxy card. The webcast will begin at [●]:[●] [●].m., Eastern time, on [●], 2024. We encourage you to access the meeting prior to the start time.

Quorum and Votes Required

The holders of record of a majority of the total number of votes eligible to be cast in the election of directors represented electronically or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Proposal One. For the election of directors, the two nominees receiving the highest number of FOR votes will be elected, provided that a quorum is present for the annual meeting, in person or by proxy. The presence in person or by proxy of holders of a majority of the total number of votes eligible to be cast in the election of directors is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present, however, abstentions and broker non-votes will have no effect on the outcome of this proposal. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies. Until qualified successor directors are elected at a meeting where a quorum is present, in person or by proxy, the current directors for those seats will remain in office as holdover directors.

Proposal Two. The approval of the Carver Bancorp, Inc. 2024 Equity Incentive Plan (the “Equity Incentive Plan”) requires the affirmative vote of the holders of a majority of the number of votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal Three. The ratification of the appointment of BDO USA, LLP as Carver’s independent auditor requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of Voting Stock present, electronically or by proxy, and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal Four. Carver is required to include a non-binding stockholder vote to approve the compensation of Carver’s Named Executive Officers. Accordingly, we are asking you to approve the compensation of the Named Executive Officers as described under “Compensation of Directors and Executive Officers” in this proxy statement. Approval of this proposal requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of Voting Stock present, electronically or by proxy, and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Your vote is advisory and will not be binding upon the Board of Directors of Carver. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Can I change my vote?

If your shares are registered in your name, you may revoke your proxy and change your vote prior to the completion of voting at the Annual Meeting by:

•	submitting a valid, later dated proxy card in a timely manner that is received no later than the time of the commencement of the annual meeting;

•	submitting a later dated vote by telephone or through the Internet in a timely manner (and in any event no later than the commencement of the annual meeting;

•	giving written notice of such revocation to the Company’s Corporate Secretary, which written notice is received prior to the time of the commencement of the annual meeting; or

•	attending and voting at the virtual annual meeting (although attendance at the annual meeting will not by itself revoke a proxy without also voting).

If your shares are held by a Broker in “street name” and you wish to revoke a proxy, you should contact your Broker and follow its procedures for changing your voting instructions. You also may vote at the virtual annual meeting to revoke an earlier proxy if you provide an executed proxy from your Broker indicating that you were the beneficial owner of the shares on the Record Date, and that such Broker is giving you its proxy to vote the shares.

If you submit more than one proxy, only the latest dated validly executed proxy that you submit will count.

Is the Company using a universal proxy card in connection with voting at the annual meeting?

Yes. The Securities and Exchange Commission (the “SEC”) has adopted new rules requiring the use of a universal proxy card in contested director elections (the “New Rules”). The New Rules are applicable to the Annual Meeting. Nominees from both the Company and Dream Chasers are included in the universal proxy cards provided by both the Company and Dream Chasers. The Company’s Board unanimously recommends that you use the WHITE universal proxy card and vote FOR each of Kenneth J. Knuckles and Jillian E. Joseph, the two nominees proposed by the Company and NOT vote for the Dream Chasers Nominees.

What is an under vote and over vote and how does each impact the universal proxy card?

“Under votes” mean instances in which a stockholder returns a marked universal proxy card in a director election contest but does not exercise a vote with respect to all two seats up for election at the Annual Meeting. “Over votes” mean instances in which a stockholder returns a universal proxy card in a director election but marks votes FOR more than the two seats up for election at the Annual Meeting.

What happens if I return a WHITE proxy card but give voting instructions for less than two candidates?

An “under vote” occurs when a stockholder submits less votes FOR director nominees than the two Board of Director seats up for election. To the extent an under vote (e.g., voting FOR with respect to fewer than two nominees on Proposal 1) occurs on a record holder’s WHITE proxy card, your shares will only be voted FOR those nominees you have so marked and any remaining votes on Proposal 1 will not be voted.

What happens if I return a WHITE proxy card but give voting instructions for more than two candidates?

An “over vote” occurs when a stockholder submits more votes FOR director nominees than there are Board of Director seats up for election. To the extent an over vote (e.g., voting FOR with respect to more than two nominees on Proposal 1) occurs on a record holder’s WHITE proxy card, all of such record holder’s votes on Proposal 1 regarding nominees will be invalid and will not be counted. However, if you vote WITHHOLD with respect to one or two director nominee(s) and vote FOR two of the other director nominees, you will be considered as having voted FOR two nominees, and your submitted vote will be counted and will not be considered an “over vote.” A vote to WITHHOLD is not a vote cast and will have no effect on the validity of an executed proxy but, as described further herein, will be counted for the purposes of establishing a quorum for the meeting and may revoke a previously submitted proxy.

If I want to vote for the Dream Chasers Nominees, can I use the WHITE proxy card?

Yes, if you would like to vote for the Dream Chasers Nominees, we still strongly recommend that you use the Company’s WHITE proxy card to do so.

What happens if Dream Chasers withdraws or abandons its solicitation or fails to comply with the New Rules and I already granted proxy authority in favor of Dream Chasers?

Stockholders are encouraged to submit their votes on the WHITE proxy card. If Dream Chasers withdraws or abandons its solicitation or fails to comply with the New Rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted WHITE proxy card.

If Dream Chasers withdraws or abandons its solicitation or fails to comply with the New Rules, any votes cast in favor of Dream Chasers Nominees will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE proxy card or Dream Chasers’ [●] proxy card. Under these circumstances, your proxy will be voted FOR all two of the Company’s nominees.

How can I find out the results of the voting at the annual meeting?

We expect to report the preliminary voting results of the Annual Meeting within four business days following the annual meeting in a Current Report on Form 8-K. Once the independent inspector of election has determined the final voting results of the annual meeting, we will file an amendment to the Current Report on Form 8-K reporting the final voting results within four business days following such determination.

Who will pay the costs of solicitation?

The Company will pay all expenses in connection with the solicitation of proxies for the annual meeting. To aid in the solicitation of proxies in conjunction with the annual meeting, the Company has retained Sodali & Co. (“Sodali”) and will pay a base fee of $100,000, plus reimbursement of reasonable out-of-pocket expenses and certain incremental costs, for its proxy solicitation services. Sodali expects that approximately 25 of its employees will assist in the solicitation. Our directors, Company director nominees and certain executive officers named in Appendix B may supplement the proxy solicitor’s solicitation of proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors or employees for such services.

Sodali may ask brokerage houses, banks and other custodians and nominees whether other persons are beneficial owners of the Company’s common stock. If so, the Company will reimburse brokers, banks and other custodians and nominees for their costs of sending our proxy materials to the beneficial owners of our common stock.

As a result of the actions by Dream Chasers, we estimate we may incur additional expense in excess of $350,000 in furtherance of, and in connection with, the solicitation in excess of that normally spent for an annual meeting, including attorney fees, independent inspector of elections fees, proxy tabulator fees, printer costs incurred in connection with the preparation and filing of preliminary proxy materials with the SEC and the preparation of additional solicitation materials, and the fees of Sodali, of which we estimate that approximately $150,000 of expense has been incurred to date. However, this estimate does not include the costs represented by salaries and wages of executive officer employees of the Company engaged in the solicitation process, costs we would normally incur in an uncontested director election, or any costs associated with any potential litigation that may arise in connection with the proxy solicitation. Furthermore, the actual amount of additional expense we may incur could be materially different from what we currently estimate, depending on possible actions that might be taken by Dream Chasers in connection with this proxy contest.

Certain additional information about the participants in the solicitation is set forth in Appendix B to this Proxy Statement, Additional Information Regarding Participants in the Solicitation.

Why did I receive multiple copies of the WHITE proxy card and proxy materials?

If you receive more than one package of our proxy materials including the WHITE proxy card, it may mean that you have multiple accounts holding your common shares. These may include accounts with our transfer agent and accounts with a Broker. In order to vote all of the shares held by you in multiple accounts, you will need to vote the shares held in each account separately. Please follow the voting instructions provided on the WHITE proxy card and any voting instruction card from your Broker that you received to ensure that all of your shares are voted.

How can I get assistance with questions relating to the proxy or voting?

If you have any questions regarding this information or the proxy materials, please call or contact Sodali at:

430 Park Avenue, 14th Floor

New York, NY 10022

Banks and Brokers Call: (203) 658-9400

Stockholders Call Toll Free: (800) 662-5200

E-mail: CARV@investor.sodali.com

PARTICIPATION IN THE SOLICITATION

Under applicable SEC regulations, each of the Company’s directors, director nominees and certain executive officers named in Appendix B are deemed to be Participants in this proxy solicitation by virtue of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf. For information about our directors, director nominees and executive officers who may be deemed to be Participants in the solicitation, please see “Proposal 1: Election of Directors,” “Security Ownership of Certain Beneficial Owners and Management,” and Appendix B to this Proxy Statement. Other than the persons described in this Proxy Statement, no general class of employees of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

The two directors recommended by the Company’s Board for election at the annual meeting, Kenneth J. Knuckles and Jillian E. Joseph, are listed and designated as nominees of the Company on the WHITE proxy card accompanying this Proxy Statement, which is being used by the Company to solicit votes for the election of the nominees recommended by the Board.

You may receive solicitation materials from Dream Chasers, including proxy statements and [●] proxy cards. Your Board of Directors does not endorse the Dream Chasers Nominees and unanimously recommends that you use the WHITE proxy card to vote “FOR” only the two (2) nominees proposed by your Board of Directors, and as your Board recommends on all other proposals. Your Board strongly urges you to discard and NOT to vote using any [●] proxy card sent to you by Dream Chasers. If you have already submitted a [●] proxy card, you can revoke such proxy and vote for your Board’s nominees and on the other matters to be voted on at the Annual Meeting by marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet by following the instructions on your WHITE proxy card. Only your latest validly executed proxy will count and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

If any other matters do come before the annual meeting, the person named in the accompanying proxy or his substitute will vote the shares represented by such proxies in accordance with the direction of a majority of the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the shares of Voting Stock beneficially owned by each nominee, each current director of Carver, each Named Executive Officer identified in the Summary Compensation Table included in this proxy statement, and all directors and executive officers of Carver or Carver Federal, as a group, as of [●], 2024, the Record Date. Carver knows of no person, except as listed below, who beneficially owned more than 5% of any class of the outstanding shares of Carver’s Voting Stock as of the Record Date. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission (“SEC”) and with Carver pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Voting Stock indicated and none of the shares are pledged as security. Percentages with respect to each person or group of persons have been calculated on the basis of [●] shares of Common Stock outstanding as of the Record Date, plus the number of shares of common stock which such person or group has the right to acquire within 60 days after the Record Date by the exercise of stock options.

Stock Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding
5% Beneficial Stockholders
National Community Investment Fund 135 South LaSalle Street, Suite 3025 Chicago, IL 60603	399,821	(1)	7.78%

Jeffrey John Bailey 936 N, Parker Street Orange, CA 92867	278,524	(2)	5.42%

(1)	Based on a Schedule 13G filed on July 21, 2023.

(2)	Based on a Schedule 13D filed on December 20, 2022.

Stock Ownership of Management

Name	Title	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Common Stock Outstanding
Lewis P. Jones III	Chairperson of the Board	1,500	*
Pazel G. Jackson, Jr.	Director	6,326	*
Colvin W. Grannum	Director	2,740	*
Kenneth J. Knuckles	Director	2,000	*
Craig C. MacKay	Interim President and Chief Executive Officer, Director	6,000	*
Jillian E. Joseph	Director	1,667	*
Robin L. Nunn	Director	1,000	*
Christina L. Maier	First Senior Vice President and Chief Financial Officer	13,000	*
Marc S. Winkler	Senior Vice President and Chief Administrative Officer	6,000
All directors and other executive officers as a group (10 persons)		57,591	1.12%

* Less than 1% of outstanding Common Stock.

(1)	Amounts of equity securities shown include shares of common stock subject to options exercisable within 60 days as follows: Mr. Jones – 1,000; Mr. Grannum – 1,000; Mr. Knuckles – 1,000; Mr. McKay – 1,000; Ms. Joseph – 667; all officers and directors as a group – 4,667.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Certificate of Incorporation of Carver provides that Carver’s Board of Directors shall be divided into three (3) classes, as nearly equal in number as possible. The directors of each class serve for a term of three (3) years, with one (1) class elected each year. In all cases, directors serve until their successors are elected and qualified.

Carver's Board of Directors has the discretion to fix the number of directors by resolution and has so fixed this number currently at seven (7). The terms of two (2) directors expire at the Annual Meeting. Kenneth J. Knuckles and Jillian E. Joseph whose terms are expiring, have been nominated and approved by Carver's Nominating/Corporate Governance Committee and ratified by the Board of Directors to be re-elected at the Annual Meeting to serve for a term of three (3) years and until their respective successors are elected and qualified.

All the Carver director nominees are currently members of our Board of Directors. Each nominee has consented to being named in this proxy statement and to serve if elected. However, if any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unable to serve.

Information Regarding Nominees and Continuing Directors

The following table sets forth certain information with respect to the Carver nominees for election as a director and each director whose term does not expire at the Annual Meeting (“Continuing Director”). There are no arrangements or understandings between Carver and any director or nominee pursuant to which such person was elected or nominated to be a director of Carver. For information with respect to the ownership of shares of the Common Stock by each director and nominee, see “Security Ownership of Certain Beneficial Owners and Management.”

Name	Age	End of Term	Position Held with Carver and Carver Federal	Director Since
Nominees
Kenneth J. Knuckles	77	2024	Director	2013
Jillian E. Joseph	45	2024	Director	2019

Continuing Directors
Pazel G. Jackson, Jr.	93	2025	Director	1997
Robin L. Nunn	46	2025	Director	2022
Craig C. MacKay	61	2026	Interim Chief Executive Officer and President, Director	2017

Lewis P. Jones III	72	2026	Chairperson of the Board	2013
Colvin W. Grannum	71	2026	Director	2013

Directors’ Backgrounds

The principal occupation and business experience of each nominee for election as director and each Continuing Director is set forth below.

Carver Nominees for Election as Director

The Nominating/Corporate Governance Committee of the Board of Directors nominated, and the Board of Directors approved, the following individuals for election as Director:

Jillian E. Joseph is a skilled transactional attorney with 20+ years in the complex real estate, finance, and asset management industry. In addition to her legal career, she has extensive leadership experience in strategic transitions, corporate strategy, and bank compliance.

Ms. Joseph serves as Managing Director and Associate General Counsel at Nuveen, the asset management arm of TIAA, one of the largest asset managers in the world. In this role, for the last nine years, Jillian supported Nuveen Real Estate Debt with approximately $10 Billion of loan originations each year in fixed rate mortgage financing, floating rate mezzanine lending, and structured debt offering. Ms. Joseph is also a market leader on managing debt portfolios through financial crises including extensive work on restructures, modifications, workouts and foreclosures. In addition to her extensive debt leadership, Ms. Joseph also supported the equity business with over $12 billion yearly in real estate equity transactions.

Most recently, Ms. Joseph transitioned to bring her extensive experience in affordable and workforce housing to support the $6.4+ Billion Nuveen Real Estate Impact Sector focusing on investment in early-stage projects to increase the supply of social and affordable housing, while also working on regeneration projects within healthcare, education and transportation services. Ms. Joseph advises the team on all areas of affordable housing and real estate including property acquisitions, dispositions, joint ventures, complex portfolio investments, development, construction, asset management, sales, regulatory matters, tax exemptions and their benefits, in addition to financing of such assets (FHA, LIHTC, Freddie Mac, and Fannie Mae).

In addition to her work at Nuveen, Ms. Joseph is the Vice Chairwoman of the Board of the Brooklyn Navy Yard, the nationally acclaimed mission-driven industrial park. Ms. Joseph has worked to make sure the 300-acre waterfront asset offers a critical pathway to the middle class for many New Yorkers, especially the communities surrounding the Yard ensuring that local, minority and women-owned businesses have access to a stable and predictable real estate environment and also provide access to the development and construction opportunities the Yard presents. She is also on the board of directors of a faith-based non-profit that constructs, owns and operates affordable housing for seniors in Brooklyn.

Prior to Nuveen, Ms. Joseph spent five years as Executive Counsel for GE Capital’s Real Estate Business, responsible for the $30 billion US platform and then working on the team to sell the business to Blackstone & Wells Fargo in 2015. Prior to GE, Ms. Joseph was an associate at Skadden Arps Slate Meagher & Flom LLP. While at Skadden, Ms. Joseph represented Empire State Development Corporation in connection with its Atlantic Yards Project, the $4 Billion mixed-use development that includes the sports arena for the Brooklyn Nets, “Barclay’s Center”.

Ms. Joseph earned her J.D. with honors from University of Pennsylvania Law School and her undergraduate degree cum laude from Colgate University.

Ms. Joseph’s in-depth knowledge of real estate, finance and business law provides the Board with a unique and valuable perspective into economic development and commercial lending issues.

Kenneth J. Knuckles is the retired President and Chief Executive Officer of the Upper Manhattan Empowerment Zone Development Corporation (“UMEZ”), where he served for over 15 years. During his tenure as Chief Executive Officer, Mr. Knuckles led the investment of more than $240 million in capital in mixed-use and retail development projects in Northern Manhattan, leveraging over $2 billion in private investment, and the creation of 10,000 jobs. Mr. Knuckles is also Vice Chair of the New York City Planning Commission. Prior to joining UMEZ, Mr. Knuckles was Vice President of Support Services and Chief Procurement Officer at Columbia University. Mr. Knuckles earned his undergraduate degree from the University of Michigan and his law degree from Howard University School of Law. Mr. Knuckles currently serves as the Vice Chairman of the Carver Board of Directors and Chairman of the Carver Compensation and Human Resources Committee. Mr. Knuckles’ experience in New York City community development issues contributes to Carver’s mission to the communities it serves.

Your Board of Directors unanimously recommends that you use the WHITE proxy card to vote “FOR” only the two (2) nominees proposed by your Board (Kenneth J. Knuckles and Jillian E. Joseph)

Continuing Directors

Pazel G. Jackson, Jr. is the retired Senior Vice President of JPMorgan Chase. During his 37-year career in banking, he held positions of increasing responsibility at JPMorgan Chase, Chemical Bank, Texas Commerce Bank and the Bowery Savings Bank. From January 1995 to 2000, Mr. Jackson was responsible for mortgage market development throughout the United States for JPMorgan Chase. His prior positions included Senior Credit Officer of Chemical Mortgage Company, Business Manager of Chemical Mortgage Division, Chief Lending Officer of Bowery Savings Bank and Marketing Director of Bowery Savings Bank. Mr. Jackson was formerly Vice-Chairman of the Battery Park City Authority and formerly Chairman of The Mutual Real Estate Trust. He is a licensed Professional Engineer with more than 16 years of senior management experience in design and construction. Mr. Jackson earned B.C.E. and M.C.E. degrees from the City College of New York, an M.B.A. from Columbia University and a Doctorate in Business Policy Studies from Pace University in New York. Mr. Jackson’s extensive senior level banking experience, including his extensive lending and real estate experience, coupled with his advanced formal education, has given him front-line exposure to many of the issues facing Carver, as well as valuable insight needed as Chairperson of the Asset Liability and Interest Rate Risk Committee. Mr. Jackson has been a member of the Boards of Directors of Carver and Carver Federal since 1997.

Robin L. Nunn is a Partner at Nelson Mullins Riley & Scarborough LLP since May 2024. Prior to that, Ms. Nunn was a Partner in the Litigation, Arbitration & Investigations Group at Linklaters LLP. From 2020 to 2023, Ms. Nunn was a Partner and Co-Head of the Banking Group at Morgan, Lewis & Bockius LLP. Prior to that, from 2018 to 2020, Ms. Nunn was Partner and Chair of the Consumer Financial Services Group at Dechert LLP. From 2017 to 2018, Ms. Nunn was Partner and Co-Chair of the Supervision, Enforcement and Litigation Group at Davis Wright Tremaine. Ms. Nunn has also held senior legal positions with Capital One Financial Corporation and American Express. She began her legal career as a Law Clerk for the Hon. Barrington Parker of the U.S. Court of Appeals for the Second Circuit, and then was a Senior Associate with Sullivan & Cromwell LLP. Ms. Nunn received her BA from Dartmouth College and her JD from the University of Chicago Law School. She is a graduate of the Executive Development Leadership Program of the Harvard Business School. Ms. Nunn’s extensive legal experience advising financial institutions is a valuable asset to the Board.

Craig C. MacKay is the Interim Chief Executive Officer and President of the Company and the Bank. Mr. MacKay is also a Senior Advisor and a former Managing Director of England & Company. Mr. MacKay has over 33 years of investment banking experience focused on corporate financings, private investments, and M&A advisory for middle market companies. He previously headed the Private Finance groups at Oppenheimer & Company, Canadian Imperial Bank of Commerce, SunTrust Robinson Humphrey, and was the Managing Member and founder of HNY Associates, a private merchant bank and advisory services firm. Since beginning his banking career at Bankers Trust Company in 1989, he has completed over $12 billion of middle-market domestic and cross-border capital and corporate advisory engagements. Mr. MacKay has executed over 100 acquisition financings, leverage recapitalizations, growth capital-raises, and refinancings as a trusted advisor across a broad spectrum of industrial sectors, including healthcare, business services, financial services, manufacturing and consumer retail. He has served on numerous public and private corporate boards, non-profit boards and advisory councils, and presently serves on the board of trustees of the Pioneer Funds (NASDAQ:PIODX) and the board of directors of Equitable Holdings (NYSE:EQH). Mr. MacKay earned both his Bachelor of Science degree in Economics and Master of Business Administration degree in Finance at the Wharton School of the University of Pennsylvania. Mr. MacKay’s experience in capital markets and corporate finance provides Carver with exceptional perspective on asset-liability management, interest rate risk management and opportunities in its market area.

Lewis P. Jones III is Managing Principal and Co-Founder at 5 Stone Green Capital, an asset management firm that focuses on energy efficient and sustainably-designed real estate developments, since 2010. Mr. Jones was an executive from 1988 to 2009 at JPMorgan Chase (and predecessor banks), including serving as the Co-Portfolio Manager of the JPMorgan Urban Renaissance Property Fund and a senior member of the Acquisitions Team at JP Morgan Asset Management. He also previously served as President of the Chase Community Development Corporation. Mr. Jones earned his undergraduate degree from Harvard University and a law degree and MBA from Columbia University. Mr. Jones’s expertise in community development and green real estate lending and investment offers Carver a unique perspective on burgeoning opportunities in its market area. Mr. Jones is Chairman of the Boards of Directors of Carver and Carver Federal.

Colvin W. Grannum is the principal of Flagstaff Clapham Advisors, a comprehensive community economic development consulting practice. In 2022, he retired as President and Chief Executive Officer of Bedford Stuyvesant Restoration Corporation, the nation’s first community development corporation, where he served in that capacity for more than two decades. Mr. Grannum previously served as a founder and the first Chief Executive Officer at Bridge Street Development Corporation. City and State Magazine named him to the Brooklyn Power 100 and New York Economic Development 75. He has authored articles and op-eds on issues related to African American wealth creation, including homeownership. Local Initiatives Support Corporation and New York Housing Conference honored him with their respective Lifetime Achievement Awards. Prior to his career in community development, he practiced law for more than 17 years in the private and public sectors. Mr. Grannum earned an undergraduate degree from University of Pennsylvania and a law degree from Georgetown University Law Center. Mr. Grannum’s legal background, expertise in economic development in New York City, and financial inclusion policy offers Carver a greater depth of understanding on the Bank’s market area and the needs of the changing communities that it serves.

Executive Officers of Carver and Carver Federal

Biographical information for Carver’s executive officers who are not directors is set forth below. Such executive officers are officers of Carver and Carver Federal.

Executive Officers

Christina L. Maier, 69, is First Senior Vice President and Chief Financial Officer since March 2016. Prior to joining Carver, Ms. Maier served as Executive Vice President and Chief Financial Officer of Patriot National Bancorp, Inc. from 2013 through March 2016. Prior to her time with Patriot National Bancorp, Inc., Ms. Maier spent over a decade in leadership positions at other financial institutions, including Brown Brothers Harriman, Provident New York Bancorp and Hudson United Bancorp. Ms. Maier earned an M.B.A. in Finance from St. Thomas Aquinas College and a B.S. in Accounting from Fairleigh Dickinson University.

Isaac Torres, 58, is Senior Vice President, General Counsel and Corporate Secretary.  Prior to being appointed to his current role in February 2018, he served as the Company's First Vice President, Assistant General Counsel and Corporate Secretary beginning in June 2014.  Mr. Torres is responsible for the legal, regulatory, and corporate governance functions at the Company. Prior to joining Carver, he was Senior Counsel and Assistant Corporate Secretary of MetLife, Inc.  Before his tenure at MetLife, he was an attorney with Hawkins Delafield & Wood LLP, where he practiced in the areas of public finance and economic development. Mr. Torres received a BA in Political Science from Stony Brook University, an MS in Management & Policy Analysis from the New School for Social Research, where he was an Alfred P. Sloan Fellow, and his JD from St. John's University Law School.

Marc S. Winkler, 68, is Senior Vice President and Chief Administrative Officer since April 2023. Prior to his current position, Mr. Winkler was Senior Vice President and Chief Strategy Officer beginning in January 2022. Prior to joining Carver, Mr. Winkler was an Independent Consultant at Princeton Partners FSG from 2019 through January 2022, engaging in net worth restoration planning, strategic planning and asset liability advisory. From 2015 until 2019, Mr. Winkler worked as a consultant for the P&G Group, which included P&G Associates and GRC Risk Solutions. From 2018 until 2019, he was the Director of Strategic Advisory Consulting Services for GRC Risk Solutions, which included managing the Sarbanes-Oxley compliance consulting practice.  Mr. Winkler also served as an Interim Chief Financial Officer of Severn Bancorp, Inc. in 2019 pursuant to Mr. Winkler’s consulting work with CFO Consulting Partners, LLC. Mr. Winkler’s consulting work in the banking industry included strategic planning, risk assessments, Sarbanes-Oxley compliance, internal audit function, due diligence, and merger project management. Mr. Winkler also has served in various management positions in banks, including President and Chief Executive Officer of Woodlands Bank in Williamsport, Pennsylvania, Asian Bank in Philadelphia, Pennsylvania and Twin Rivers Community Bank in Easton, Pennsylvania. Mr. Winkler earned an MBA in Finance from the Rutgers Graduate School of Management, and a B.A. in Political Science from the University of Cincinnati.

Transactions with Certain Related Persons

Applicable law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Carver Federal offers loans to its directors, officers and employees, which loans are made in the ordinary course of business and are not made with more favorable terms nor do they involve more than the normal risk of collectability or present unfavorable features. Furthermore, loans above the greater of $25,000, or 5% of Carver Federal’s capital and surplus (up to $500,000), to Carver Federal’s directors and executive officers must be approved in advance by a majority of the disinterested members of Carver Federal’s Board of Directors. As of the date of this proxy statement, neither Carver nor Carver Federal had any outstanding loans or extensions of credit to any of its executive officers or directors.

Stock Ownership

Carver encourages its officers and directors to own stock in Carver, and a portion of the compensation of its officers and directors is stock-based. Carver’s Corporate Governance Principles encourage directors to hold shares in Carver, and, so long as they remain on the Board of Directors, Board members are expected to retain a majority of the shares of Company common stock purchased in the open market or received pursuant to their service as Board members. Information regarding stock ownership of Carver’s directors and executive officers is set forth under “Compensation of Directors and Executive Officers–Executive Officer Compensation” and “Compensation of Directors and Executive Officers–Director Compensation.”

Carver does not have a policy specifically prohibiting employees or directors from engaging in hedging transactions relating to Carver’s securities.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires Carver’s directors and executive officers, and persons who own more than ten percent of a registered class of Carver’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NASDAQ Stock Market. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Carver with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports of ownership furnished to Carver, or written representations that no forms were necessary, Carver believes that during the last fiscal year, all filing requirements applicable to its directors, officers and greater than ten percent stockholders of Carver were complied with except as follows: a required Form 3 for Robin L. Nunn and Marc Winkler and a required Form 4 for Craig C. MacKay were not filed on a timely basis.

PROPOSAL TWO

APPROVAL OF THE CARVER BANCORP,

INC. 2024 EQUITY INCENTIVE PLAN

Overview

The Company’s Board of Directors unanimously recommends that stockholders approve the Carver Bancorp, Inc. 2024 Equity Incentive Plan (referred to in this proxy statement as the “2024 Equity Plan” or the “Plan”). The 2024 Equity Plan will become effective on [●], 2024 (the “Plan Effective Date”) if stockholders approve the Plan on that date. No awards have been made under the 2024 Equity Plan. Unless the 2024 Equity Plan is approved by stockholders, the Company cannot make any equity grants since the Carver Bancorp, Inc. 2014 Equity Incentive Plan (the “2014 Equity Plan”) has expired. However, outstanding awards granted under the 2014 Equity Plan will remain outstanding and subject to the terms and conditions of the 2014 Equity Plan.

No awards may be granted under the 2024 Equity Plan after the day immediately before the tenth anniversary of the Plan Effective Date. However, awards outstanding under the 2024 Equity Plan at that time will continue to be governed by the 2024 Equity Plan and the award agreements under which they were granted.

Best Practices

The 2024 Equity Plan reflects the following equity compensation plan best practices:

⮚	The Plan limits the maximum number of shares that may be issued to any one non-employee director in any calendar year;

⮚	The Plan provides for a minimum vesting requirement of one year for all equity-based awards, except that up to 5% of the awards may be issued (or accelerated) pursuant to awards that do not meet this requirement and any award may provide for accelerated vesting for death, disability or an involuntary termination without cause or resignation for good reason in connection with a change in control;

⮚	The Plan does not provide for accelerated vesting upon retirement;

⮚	Under the Plan, performance goals may be established by the Compensation Committee (the “Committee”) in connection with the grant of any award;

⮚	The Plan prohibits grants of stock options with a below-market exercise price;

⮚	The Plan prohibits repricing of stock options and cash buyout of underwater stock options without prior stockholder approval;

⮚	The Plan prohibits the payment of dividends on restricted stock or dividend equivalent rights on restricted stock units (sometimes referred to herein as “RSUs”) until the vesting or settlement date of the underlying award and does not permit the payment of dividend equivalent rights on stock options;

⮚	The Plan does not contain a liberal change in control definition;

⮚	The Plan does not permit liberal share recycling. Shares withheld to satisfy tax withholding or to pay the exercise price of a stock option will not be available for future grants;

⮚	The Plan requires “double trigger” vesting of awards upon a change in control, requiring both a change in control plus an involuntary termination or a resignation for “good reason,” except to extent an acquiror fails or refuses to assume the awards; and

⮚	Awards under the Plan are subject to Company’s clawback policies, including under Section 954 of the Dodd-Frank Act, as well as the Company’s trading policy restrictions and hedging/pledging policy restrictions.

⮚	The full text of the 2024 Equity Plan is attached as Appendix A to this proxy statement, and the description of the 2024 Equity Plan is qualified in its entirety by reference to Appendix A.

Why The Company Believes You Should Vote to Approve the 2024 Equity Plan

Our Board of Directors believes that equity-based incentive awards will play a key role in the success of the Company by encouraging and enabling employees, officers and non-employee directors of the Company and its subsidiaries, including Carver Federal Savings Bank (as used in this section, the Company, Carver Federal Savings Bank and their respective subsidiaries are collectively referred to as, the “Company”), upon whose judgment, initiative and efforts the Company has depended and continues to largely depend for the successful conduct of its business, to acquire an ownership stake in the Company, thereby stimulating their efforts on behalf of the Company and strengthening their desire to remain with the Company. The details of the key design elements of the 2024 Equity Plan are set forth in the section entitled “Plan Summary,” below.

We view the ability to use Company common stock as part of our compensation program as an important component to our future success because we believe it will enhance a pay-for-performance culture that is an important element of our overall compensation philosophy. Equity-based compensation will further align the compensation interests of our employees and directors with the investment interests of our stockholders as it promotes a focus on long-term value creation through time-based and/or performance-based vesting criteria. In this regard, unless the 2024 Equity Plan is approved by stockholders, the Company cannot make any equity grants since the 2014 Equity Plan has expired.

If the 2024 Equity Plan is not approved by stockholders, the Company will have to rely on the cash component of its employee compensation program to attract new employees and to retain our existing employees, which may not align our employees’ interests with the investment interests of the Company’s stockholders. In addition, if the 2024 Equity Plan is not approved and the Company is not able to use stock-based awards to recruit and compensate its directors, officers and other key employees, it could be at a competitive disadvantage for key talent, which could impede our future growth plans and other strategic priorities. The inability to provide equity-based awards would likely increase cash compensation expense over time and use up cash that might be better utilized if reinvested in the Company’s business or returned to the Company’s stockholders.

Equity Awards Will Enable Us to Better Compete for Talent in Our Marketplace. Most of our competitors offer equity-based compensation to their employees and non-employee directors. We view the ability to offer equity-based compensation as important to our ability to compete for talent within our highly competitive talent marketplace. If the 2024 Equity Plan is not approved, we will be at a significant disadvantage as compared to our competitors to attract and retain our executives as well as directors and, as noted above, this could impede our ability to achieve our future growth plans and other strategic priorities.

Determination of Shares Available under the 2024 Equity Plan

The Company is requesting approval of a pool of shares of its common stock (referred to in this proxy statement as the “share reserve” or “share pool”) for awards under the 2024 Equity Plan, subject to adjustment as described in the 2024 Equity Plan. The shares of common stock to be issued by the Company under the 2024 Equity Plan will be currently authorized but unissued shares or shares that may subsequently be acquired by the Company, including shares that may be purchased on the open market or in private transactions.

In determining the size of the share pool under the 2024 Equity Plan, the Company considered a number of factors, including: (i) the Company’s historical grant practices as to equity incentive awards; and (ii)  the fact that equity incentive awards may no longer be granted under the 2014 Equity Plan.

Size of Share Pool. The Company has determined that the maximum number of shares that may be issued under the Plan shall be equal to 350,000 shares of common stock, which may be granted in any combination of shares of restricted stock awards, restricted stock units, performance shares, performance share units or stock options, in the discretion of the Committee.

Current Stock Price. The closing price of the Company common stock on the NASDAQ Capital Market on October 11, 2024, was $1.61 per share.

Plan Summary

The following summary of the material terms of the 2024 Equity Plan is qualified in its entirety by reference to the full text of the 2024 Equity Plan, which is attached as Appendix A to this proxy statement.

Purpose of the 2024 Equity Plan. The purpose of the 2024 Equity Plan is to promote the long-term financial success of the Company and its subsidiaries, including Carver Federal Savings Bank, by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company stockholders through the ownership of shares of common stock of the Company and/or through compensation tied to the value of the Company’s common stock.

Administration of the 2024 Equity Plan. The 2024 Equity Plan will be administered by the Compensation Committee or such other committee consisting of at least two “Disinterested Board Members” defined as directors who are not, with respect to the Company or any subsidiary: (i) current employees; (ii) former employees who continue to receive compensation (other than through a tax-qualified plan); (iii) officers at any time in the past three years; (iv) do not receive compensation for which disclosure would be required pursuant to Item 404 of Regulation S-K in accordance with the proxy solicitation rules of the Securities and Exchange Commission; and (v) do not possess an interest in any other transaction and or engaged in a business relationship for which disclosure would be required under Item 404(a) of Regulation S-K. To the extent permitted by law, the Committee may also delegate its authority, including its authority to grant awards, to one or more persons who are not members of the Company’s Board of Directors, except that no such delegation will be permitted with respect to awards to officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Eligible Participants. Employees and non-employee members of the Boards of Directors of the Company and its subsidiaries, including Carver Federal Savings Bank, will be eligible for selection by the Committee for the grant of awards under the 2024 Equity Plan. As of September 26, 2024, approximately 110 employees of the Company and its subsidiaries and seven non-employee members of the Company’s Board of Directors would be eligible for awards under the 2024 Equity Plan.

Types of Awards. The 2024 Equity Plan provides for the grant of restricted stock, RSUs, non-qualified stock options (also referred to as “NQSOs”), and incentive stock options (also referred to as “ISOs”), any or all of which can be granted with performance-based vesting conditions. ISOs may be granted only to employees of the Company’s subsidiaries and affiliates.

Restricted Stock and Restricted Stock Units. A restricted stock award is a grant of common stock to a participant for no consideration, or such minimum consideration as may be required by applicable law. Restricted stock awards under the 2024 Equity Plan will be granted only in whole shares of common stock and will be subject to vesting conditions and other restrictions established by the Committee consistent with the 2024 Equity Plan. Prior to the awards vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise voting rights with respect to the common stock subject to the award. Cash dividends declared on unvested restricted stock awards will be distributed to a participant at the same time as such dividends or distributions are distributed to other stockholders without regard to whether the award is vested. Stock dividends on shares of restricted stock will be subject to the same vesting conditions as those applicable to the restricted stock on which the dividends were paid.

Restricted stock units are similar to restricted stock awards in that the value of an RSU is denominated in shares of common stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. A participant who receives an RSU award will not possess voting rights but may accrue dividend equivalent rights to the extent provided in the award agreement evidencing the award. If dividend equivalent rights are granted with respect to an RSU award, the dividend equivalent rights will be paid either at the time dividends are paid or the Restricted Stock Unit is settled, as set forth in an award agreement, at the discretion of the Committee. At the time of settlement, restricted stock units can be settled in Company common stock or in cash, in the discretion of the Committee.

The Committee will specify the terms applicable to a restricted stock award or an RSU award in the award agreement including the number of shares of restricted stock or number of RSUs, as well as any restrictions applicable to the restricted stock or RSU such as continued service or achievement of performance goals, the length of the restriction period and the circumstances under which the vesting of such award will accelerate.

Stock Options. A stock option gives the recipient the right to purchase shares of common stock at a specified price (referred to as the “exercise price”) for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the 2024 Equity Plan means, if the common stock of the Company is listed on a securities exchange, the closing sales price of the common stock on that date, or, if the common stock was not traded on that date, then the closing price of the common stock on the immediately preceding trading date. If the common stock is not traded on a securities exchange, the Committee will determine the Fair Market Value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code of 1986, as amended (“Code”). Under the Plan, no stock option can be exercised more than 10 years after the date of grant and the exercise price of a stock option must be at least equal to the fair market value of a share on the date of grant of the option. However, with respect to an ISO granted to an employee who is a stockholder holding more than 10% of the Company’s total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant. Stock option awards will be subject to vesting conditions and restrictions as determined by the Committee and set forth in the applicable award agreement.

Grants of stock options under the 2024 Equity Plan will be either ISOs or NQSOs. ISOs have certain tax advantages and must comply with the requirements of Code Section 422. Only employees will be eligible to receive ISOs. One of the requirements to receive favorable tax treatment available to ISOs under the Code is that the 2024 Equity Plan must specify, and the Company stockholders must approve, the number of shares available to be issued as ISOs. As a result, in order to provide flexibility to the Committee, the 2024 Equity Plan provides that all of the stock options may be issued as ISOs. Dividend equivalents rights will not be paid with respect to awards of stock options.

Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing.

Performance Awards. The Committee will specify the terms of any performance awards issued under the 2024 Equity Plan in the accompanying award agreements. Any award granted under the plan, including stock options, restricted stock (referred to herein as a “performance share”) and restricted stock units (referred to herein as a “performance share unit”) may be granted subject to the satisfaction of performance conditions determined by the Committee. A performance share or performance share unit will have an initial value equal to the fair market value of a share on the date of grant. In addition to any non-performance terms applicable to the performance share or performance share unit, the Committee will set one or more performance goals which, depending on the extent to which they are met, will generally determine the number of performance shares or performance share units that will vest in the participant (unless subject to further time-based vesting conditions). The Committee may provide for payment of earned performance share units in cash, shares of the Company’s common stock, or a combination thereof. The Committee will also specify any restrictions applicable to the performance share or performance share unit award such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or involuntary termination in connection with or following a change in control, shorten or terminate the restriction period.

Performance Measures. A performance objective may be described in terms of company-wide objectives or objectives that are related to a specific subsidiary or business unit of the Company, and may be measured relative to a peer group, an index or business plan and based on absolute measures or changes in measures. An award may provide that partial achievement of performance measures result in partial payment or vesting of an award. Achievement of the performance measures may be measured over more than one period or fiscal year. In establishing performance measures applicable to a performance-based award, the Committee may provide for the exclusion of the effects of certain items, including but not limited to: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Moreover, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate.

The Committee will specify the period over which the performance goals for a particular award will be measured and will determine whether the applicable performance goals have been met with respect to a particular award following the end of the applicable performance period. Notwithstanding anything to the contrary in the Plan, performance measures relating to any award granted under the Plan will be modified, to the extent applicable, to reflect a change in the outstanding shares of stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a subsidiary.

Non-Employee Director Limits. The 2024 Equity Plan provides that the grant date fair value of equity awards granted to a non-employee director for any calendar year may not exceed $60,000.

Awards to be Granted to President and Chief Executive Officer

The employment agreement entered into with Donald Felix provides for, among other things, two performance equity grants, each with a fair market value of $100,000, determined as of the date of grant. The first equity grant is expected to be made as soon as administratively practicable after the Annual Meeting, and the second equity grant will be made on November 1, 2025, and both equity grants will be subject to a one-year performance-based vesting period provided, in each case, that stockholders approve the 2024 Equity Plan.

Performance-Based Restricted Stock Awards
Name of Employee	Dollar Value ($)	Number of Awards(1)
Donald Felix	200,000	N/A

(1)	The actual number of awards is not determinable since the quantity will depend upon the fair market value of the Company common stock on the date of grant.

At the present time, no specific determination has been made as to the grant or allocation of awards to any director, officer or employee other than Mr. Felix. However, the Committee intends to grant equity awards to directors and officers and will meet after stockholder approval is received to determine the specific terms of the awards, including the allocation of awards to directors and officers.

Certain Restrictions with Respect to Awards. No dividend equivalent rights will be granted or paid with respect to any stock option. Additionally, no dividends or dividend equivalent rights will be paid on unvested awards contemporaneously with dividends paid on shares of the Company’s common stock. Instead, any dividends (or dividend equivalent rights, to the extent granted), with respect to an unvested award will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, upon the achievement of performance goals).

The Committee will establish the vesting schedule or market or performance conditions of each award at the time of grant. However, at least 95% of the awards will vest no earlier than one year after the date of grant, unless accelerated due to death, disability or an involuntary termination of service at or following a change in control.

Adjustments. The Committee will make equitable adjustments in the number and class of securities available for issuance under the 2024 Equity Plan (including under any awards then outstanding), the number and type of securities subject to the individual limits set forth in the 2024 Equity Plan, and the terms of any outstanding award, as it determines are necessary and appropriate, to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off combination, exchange of shares, distribution to stockholders (other than an ordinary cash dividend), or similar corporate transaction or event.

Termination of Service. Subject to certain exceptions, generally, if a participant ceases to perform services for the Company and its subsidiaries: (i) a participant will immediately forfeit any restricted stock, RSUs, performance shares and performance share units that were not vested on the date of termination; (ii) all of the participant’s stock options that were exercisable on the date of termination will remain exercisable for, and shall otherwise terminate at the end of, a period of three months after the date of termination, but in no event after the expiration date of the stock options; and (iii) all of the participant’s stock options that were not exercisable on the date of termination will be forfeited immediately upon termination. In the event of a participant’s termination of service due to death, disability (as defined in the plan), retirement after age 65 with 5 years of continuous service for employees, or age 75, for directors, or involuntary termination at or following a change in control, the participant or the participant’s beneficiary, as applicable, has up to one year to exercise outstanding stock options, provided that the period does not exceed the stock option award’s original term.

Change in Control. Unless the Committee provides otherwise in the award agreement, any time-based vesting requirement applicable to an award will be deemed satisfied in full in the event that (i) both a change in control occurs and a participant has an involuntary termination of service (including a resignation for good reason) with the Company or (ii) the surviving entity in the change in control does not assume or replace the award with a comparable award issued by the surviving entity. With respect to an award that is subject to one or more performance objectives, unless the Committee specifies otherwise in the award agreement, in the event of a change in control and involuntary termination of service (including a resignation for good reason) or in the event that the surviving entity fails to assume the award, achievement of the performance objective will be deemed achieved at the greater of target or the actual level of performance measured as of the most recent completed fiscal quarter.

Transferability. Generally, awards granted under the 2024 Equity Plan are not transferable prior to death, except in limited circumstances with respect to stock options. Unless otherwise determined by the Committee, stock options, including ISOs, are transferable to certain grantor trusts established by the participant in which the participant is the sole beneficiary or between spouses’ incident to divorce, in the latter case, however, any ISOs so transferred will become NQSOs. In the Committee’s sole discretion, an individual may transfer non-qualified stock options to certain family members or to a trust or partnership established for the benefit of such family member or to a charitable organization, in each case, provided no consideration is paid to the participant in connection with the transfer. However, a participant may designate a beneficiary to exercise stock options or receive any rights that may exist upon the participant’s death with respect to awards granted under the 2024 Equity Plan. Any transferee is subject to the terms and conditions of the Plan and applicable award agreement.

Amendment and Termination. The Board of Directors may at any time amend or terminate the 2024 Equity Plan, and the Board of Directors or the Committee may amend any award agreement for any lawful purpose, but no such action may materially adversely affect any rights or obligations with respect to any awards previously granted under the 2024 Equity Plan, except to the extent described herein. The Board of Directors or Committee may also amend the 2024 Equity Plan or an outstanding award agreement to conform the plan or award agreement to applicable law (including but not limited to Code Section 409A) or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the SEC or Financial Accounting Standards Board after adoption of the plan or the grant of the award, which may materially and adversely affect the financial condition or operations of the Company. Neither the Board of Directors nor the Committee can reprice a stock option without prior stockholder approval, except in accordance with the adjustment provisions of the 2024 Equity Plan (as described above). Notwithstanding the foregoing any amendment that would materially (i) increase the benefits available under the Plan, (ii) increase the aggregate number of securities under the Plan, or (iii) materially modify the requirements for participation in the Plan must be approved by the Company’s stockholders.

Equity Compensation Plan Information

The following table sets forth information, as of March 31, 2024, about Common Stock that may be issued upon exercise of options under stock-based benefit plans maintained by the Company, as well as the number of securities available for issuance under equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	6,267	$5.27	26,334
Equity compensation plans not approved by security holders	—	—	—
Total	6,267	$5.27	26,334

Certain Federal Income Tax Consequences

The following is intended only as a brief summary of the federal income tax rules relevant to the primary types of awards available for issuance under the 2024 Equity Plan and is based on the terms of the Code as currently in effect. The applicable statutory provisions are subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary as a result of individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited only to United States federal income tax treatment. It does not address state, local, gift, estate, social security or foreign tax consequences, which may be substantially different.

Restricted Stock Awards. A participant generally will recognize taxable ordinary income upon the receipt of shares as a stock award or restricted stock award if the shares are not subject to a “substantial risk of forfeiture,” which is generally considered to require the performance of substantial future services. The income recognized will be equal to the fair market value of the shares at the time of receipt less any purchase price paid for the shares. If the shares are subject to a substantial risk of forfeiture, the participant generally will recognize taxable ordinary income when the substantial risk of forfeiture lapses. If the substantial risk of forfeiture lapses in installments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to that installment. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the fair market value of the shares determined as of the time that the substantial risk of forfeiture lapses less any purchase price paid for the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Section 162(m) of the Code (“Section 162(m)”), as applicable.

Alternatively, unless prohibited by the Committee, a participant may make a timely election under Section 83(b) of the Code (referred to in this proxy statement as Section 83(b)) to recognize ordinary income for the taxable year in which the participant received the shares underlying an award in an amount equal to the fair market value of the shares at that time. That income will be taxable at ordinary income tax rates. If a participant makes a timely Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Section 83(b) election will recognize capital gain or loss in an amount equal to the difference between the amount realized upon sale and the ordinary income recognized upon receipt of the share (increased by the amount paid for the shares, if any). If the participant forfeits the shares after making a Section 83(b) election, the participant will not be entitled to a deduction with respect to the income recognized as a result of the election but will be entitled to a capital loss limited to the actually amount paid for the shares (if any). To be timely, the Section 83(b) election must be made within 30 days after the participant receives the shares.

The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant at the time of the election.

Restricted Stock Units. A participant generally is not taxed upon the grant of an RSU. Generally, if an RSU is designed to be settled on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, then at the time of settlement in stock or cash the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received by the participant (subject to the short swing profits rule) and the Company will be entitled to an income tax deduction for the same amount, subject to the requirements of Section 162(m), as applicable. However, if an RSU is not designed to be settled on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, the RSU may be deemed a nonqualified deferred compensation plan under Section 409A. In that case, if the RSU is designed to meet the requirements of Section 409A, then at the time of settlement the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received by the participant, and the Company will be entitled to an income tax deduction for the same amount. However, if the RSU is not designed to satisfy the requirements of Section 409A, the participant may be subject to income taxes and penalties under Section 409A in the event of a violation of Section 409A.

Nonqualified Stock Options. A participant generally is not taxed upon the grant of a NQSO. However, the participant must recognize ordinary income upon exercise of the NQSO in an amount equal to the difference between the NQSO exercise price and the fair market value of the shares acquired on the date of exercise (subject to the short swing profits rule). The Company generally will have a deduction in an amount equal to the amount of ordinary income recognized by the participant in the Company’s tax year during which the participant recognizes ordinary income, subject to the requirements of Section 162(m).

Upon the sale of shares acquired pursuant to the exercise of an NQSO, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is different than the fair market value of the shares on the date of exercise. This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.

Incentive Stock Options. A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares covered by the ISO on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following exercise, the participant’s gain or loss, if any, upon a subsequent disposition of the shares is long-term capital gain or loss. The amount of the gain or loss is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the ISO exercise price). If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods and realizes an amount in excess of the exercise price, the amount realized will be taxed to the participant as ordinary income up to the fair market value of the shares on the exercise date and any additional amount realized will be taxable to the participant as capital gain in the year of disposition; however, if the exercise price exceeds the amount realized on sale, the difference will be taxed to the participant as a capital loss. The Company is not entitled to a federal income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to any ordinary income recognized by the participant, subject to the requirements of Section 162(m).

For an option to qualify as an ISO for federal income tax purposes, the grant of the stock option must satisfy various other conditions specified in the Code. In the event a stock option is intended to be an ISO but fails to qualify as an ISO, it will be taxed as an NQSO as described above.

Performance Awards. A participant generally is not taxed upon the grant of restricted stock or restricted stock units granted subject to the satisfaction of performance conditions (such restricted stock or restricted stock units will be referred to herein as “performance shares” or “performance share units”). The participant will recognize taxable income at the time of settlement of the performance share/unit in an amount equal to the amount of cash and the fair market value of the shares received upon settlement. The income recognized will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Code Section 162(m). Any gain or loss recognized upon the disposition of the shares acquired pursuant to settlement of a performance share/unit will qualify as long-term capital gain or loss if the shares have been held for more than one year after settlement.

Golden Parachute Payments. The terms of the award agreement evidencing an award under the 2024 Equity Plan may provide for accelerated vesting or accelerated payout of the award in connection with a change in ownership or control of the Company. In such event, certain amounts with respect to the award may be characterized as “parachute payments” under the golden parachute provisions of the Code. Under Section 280G of the Code, no federal income tax deduction is allowed to the Company for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subjects the recipient to a 20% excise tax under Section 4999 of the Code. For this purpose, “disqualified individuals” are generally officers, stockholders or highly compensated individuals performing services for the Company, and the term “excess parachute payments” includes payments in the nature of compensation which are contingent on a change in ownership or effective control of the Company, to the extent that such payments (in present value) equal or exceed three times the recipient’s average annual taxable compensation from the Company for the previous five years. Certain payments for reasonable compensation for services rendered after a change of control and payments from tax-qualified plans are generally not included in determining “excess parachute payments.” If payments or accelerations may occur with respect to awards granted under the 2024 Equity Plan, certain amounts in connection with such awards may constitute “parachute payments” and be subject to these “golden parachute” tax provisions.

Code Section 162(m). The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by a participant, subject to the requirements of Code Section 162(m), as amended. Section 162(m) generally limits to $1.0 million the deduction that a company is permitted to take for annual compensation paid to each “covered employee.” A “covered employee” includes any person who served as CEO or CFO of a company at any time during a fiscal year and the three other most highly compensated executive officers for that fiscal year and any other person who was a covered employee in a previous taxable year after December 31, 2016. Any awards that the Company grants pursuant to the 2024 Equity Plan to covered employees, whether performance-based or otherwise, will be subject to the $1.0 million annual deduction limitation. While the Committee intends to consider the deductibility of compensation when making equity awards, it is only one factor it considers.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CARVER BANCORP, INC. 2024 EQUITY INCENTIVE PLAN.

PROPOSAL THREE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

General

The Finance and Audit Committee of the Board of Directors of Carver has appointed the firm of BDO USA, LLP as independent auditors for Carver for the fiscal year ending March 31, 2025 and the Board of Directors has determined that it would be desirable to request that stockholders ratify such appointment. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of BDO USA, LLP is not required by Carver’s Bylaws or otherwise. However, the Board of Directors is submitting the appointment of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of BDO USA, LLP, the Finance and Audit Committee will reconsider whether it should select another independent registered public accounting firm. Even if the selection is ratified, the Finance and Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of Carver and its stockholders.

Auditor Fee Information

Audit Fees

BDO USA, LLP’s billed audit fees for the fiscal years ended March 31, 2024 and March 31, 2023 were $372,000 and $355,000, respectively.

Audit-Related Fees

Carver’s audit-related fees during the fiscal years ended March 31, 2024 and March 31, 2023 were $88,140 and $119,000, respectively.

Tax Fees

Carver’s incurred tax fees during the fiscal years ended March 31, 2024 and March 31, 2023 were $35,665 and $33,000, respectively.

All Other Fees

Carver did not engage its current principal accountant to render services during the last two fiscal years, other than as reported above.

Pre-Approval Policy for Services by Independent Auditors

During fiscal year 2024, the Finance and Audit Committee of Carver’s Board of Directors pre-approved the engagement of BDO USA, LLP to provide non-audit services and considered whether, and determined that, the provision of such other services by BDO USA, LLP is compatible with maintaining BDO USA, LLP’s independence.

The Finance and Audit Committee has a policy to pre-approve all audit and permissible non-audit services provided by the Company’s independent auditor consistent with applicable SEC rules. Under the policy, prior to the engagement of the independent auditors for the next year’s audit, management submits an aggregate of services expected to be rendered during that year for each of the four categories of services described above to the Finance and Audit Committee for approval. Prior to engagement, the Finance and Audit Committee pre-approves these services by category of service. The fees are budgeted and the Finance and Audit Committee will receive periodic reports from management on actual fees versus the budget by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the pre-approval. In those instances, the Finance and Audit Committee requires specific pre-approval before engaging the independent auditor.

The Finance and Audit Committee has delegated pre-approval authority, subject to certain limits, to the chairperson of the Finance and Audit Committee. The chairperson is required to report, for informational purposes, any pre-approval decisions to the Finance and Audit Committee at its next regularly scheduled meeting.

Report of the Finance and Audit Committee of the Board of Directors

This report is furnished by the Carver Finance and Audit Committee of the Board of Directors as required by the rules of the SEC under the Exchange Act. The report of the Finance and Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except to the extent that Carver specifically incorporates this information by reference, and shall not otherwise be deemed to be filed under the Securities Act or the Exchange Act.

The Board of Directors has adopted a written charter that sets forth the Finance and Audit Committee’s duties and responsibilities and reflects applicable rules of the NASDAQ Stock Market and SEC regulations.

All members of the Finance and Audit Committee have been determined to be independent as defined in the listing requirements of the NASDAQ Stock Market. The Board of Directors has determined that Pazel G. Jackson, Jr., Kenneth J. Knuckles, and Colvin W. Grannum each qualify as an “audit committee financial expert.” The Finance and Audit Committee received the required written disclosures and letter from BDO USA, LLP, Carver’s independent accountants for fiscal year ended March 31, 2024, required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning the independent registered public accounting firm’s independence. The Finance and Audit Committee reviewed and discussed with Carver’s management and BDO USA, LLP the audited financial statements of Carver contained in Carver’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024. The Finance and Audit Committee has also discussed with BDO USA, LLP the matters required to be discussed pursuant to the Codified Statements on Auditing Standards No. 1301, as amended or supplemented.

Throughout the year, the Finance and Audit Committee had full access to management and the independent and internal auditors for Carver. The Finance and Audit Committee acts only in an oversight capacity and necessarily relies on the assurances and work of Carver’s management and independent auditors who expressed an opinion on Carver’s annual financial statements.  Carver's management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control.

As part of its ongoing activities, the Finance and Audit Committee has:

•	reviewed and discussed with management, and our independent registered public accounting firm, the audited consolidated financial statements of Carver for the year ended March 31, 2024;

•	discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301 Communications with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board; and

•	received and reviewed the written disclosures and the letter from our independent registered public accounting firm mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Finance and Audit Committee concerning independence, and has discussed with our independent registered public accounting firm its independence from Carver.

Based on its review and discussions described in the immediately preceding paragraphs, the Finance and Audit Committee recommended to the Board of Directors that the audited financial statements included in Carver’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024 be included in that report.

Finance and Audit Committee of Carver

Colvin W. Grannum (Chairman)
Pazel G. Jackson, Jr.
Kenneth J. Knuckles

The Board of Directors Recommends a Vote “FOR” the Ratification of the Appointment of BDO USA, LLP as Independent Auditors For Carver.

PROPOSAL FOUR ADVISORY (NON-BINDING) APPROVAL OF COMPENSATION OF NAMED EXECUTIVE OFFICERS

The compensation of our Principal Executive Officer and our two other most highly compensated executive officers of the Company (“Named Executive Officers”) is described in Compensation of Directors and Executive Officers. Stockholders are urged to read this narrative which discusses our compensation policies and procedures with respect to our Named Executive Officers.

In accordance with Section 14A of the Exchange Act, stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the stockholders of Carver Bancorp, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in this Proxy Statement, including the compensation tables and other narrative executive compensation disclosures set forth in this Proxy Statement.

This advisory vote, commonly referred to as a “Say-on-Pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourages all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

The Board of Directors Recommends a Vote “FOR” the Advisory (Non-Binding) Resolution to Approve the Compensation of our Named Executive Officers.

CORPORATE GOVERNANCE

General

The Board of Directors of Carver is committed to strong and effective corporate governance measures. The Board has developed, and continues to review, policies and practices covering the operation of the Board and its committees, including their composition and responsibilities, the conduct of Board meetings and the structure and role of the Board’s committees and related matters, including those discussed below and throughout this proxy statement. Among these measures are the following:

Independence. Under Carver’s Bylaws, at least three members of the Board must be independent under the criteria set forth in the Bylaws and, as a company listed on the NASDAQ Capital Market, a majority of Carver’s Board must be independent under the criteria set forth in its listing requirements. In addition, pursuant to listing requirements of the NASDAQ Stock Market and the respective committee charters, all members of the Finance and Audit Committee, the Nominating/Corporate Governance Committee, and the Compensation Committee must be independent.

Board Diversity. As of the date of this document, the Board of Directors is comprised entirely of African American and/or Caribbean-American directors, 28% of whom are women.

The table below provides certain highlights of the composition of our board members and nominees, representing our compliance with Nasdaq Rule 5605(f). Each of the categories listed in the below table has the meaning used in the rule.

Board Diversity Matrix
As of [●], 2024
Total Number of Directors	7

	Female	Male		Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5		—	—

Part II: Demographic Background
African American or Black	2	5		—	—
Alaskan Native or Native American	—	—		—	—
Asian	—	—		—	—
Hispanic or Latinx	—	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	—	—		—	—
Two or More Races or Ethnicities	—	—		—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—

Board Leadership Structure. The Board of Directors has separated the position of Chairperson of the Board from the position of Chief Executive Officer, effective January 1, 2015. The Board of Directors believes this provides an efficient and effective leadership model for Carver.

Board’s Role in Risk Oversight. The Board’s role in Carver’s risk oversight process includes developing an understanding of banking and risk management (including capital requirements, asset quality control, management requirements, sources of earnings, liquidity, interest rate risk exposure and internal controls to mitigate that exposure), receiving regular reports from members of senior management on areas of material risk to Carver, including operational, financial, legal and regulatory, strategic, and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand risk identification, risk management, and risk mitigation strategies. When a committee receives the report, the chairperson of the relevant committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the Board’s risk oversight role, particularly with respect to risk interrelationships.

Director Terms. Directors generally serve for three-year terms and until their successors are elected and qualified. See “Proposal One—Election of Directors—General.”

Executive Sessions. The Board of Directors holds executive sessions for non-employee directors at which management is not present. These sessions are presided over by the Chairperson, Lewis P. Jones III. In addition, the Finance and Audit Committee regularly holds sessions at which management is not present, including sessions with Carver’s independent auditors and internal auditors. Each director also has access to any member of management and Carver’s independent auditors.

Outside Advisors. The Board and its committees may retain outside advisors and consultants as they, in their discretion, deem appropriate.

Board Self-Evaluation. The Nominating/Corporate Governance Committee, among other things, reviews Carver’s and the Board’s governance profile. In addition, the Board and its committees regularly review their role and responsibilities, composition, and governance practices.

Corporate Governance Principles

The Board of Directors adopted Corporate Governance Principles that it revises in response to changing regulatory requirements, evolving best practices, and the concerns of Carver’s stockholders and other constituents. The Corporate Governance Principles are published on Carver’s website at www.carverbank.com in the Corporate Governance section of the Investor Relations webpage.

Director Independence Determination

The Board of Directors has determined that each of its nominees and continuing non-management directors is independent according to the Board’s independence standards as set out in its Bylaws, Corporate Governance Principles, applicable rules of the SEC and the rules of the NASDAQ Stock Market, other than Craig C. MacKay. They are Robin L. Nunn, Lewis P. Jones III, Colvin W. Grannum, Kenneth J. Knuckles, Pazel G. Jackson, Jr. and Jillian E. Joseph. Mr. MacKay will not be considered an independent director during his tenure as Interim President and Chief Executive Officer.

Communications with Board of Directors

The Board of Directors welcomes communications from Carver stockholders. Interested parties may contact the Board of Directors at the following address:

Board of Directors

c/o Corporate Secretary

Carver Bancorp, Inc.

75 West 125th Street

New York, NY 10027

Communications may also be sent to individual directors at the above address.

Carver’s Corporate Secretary has the responsibility to collect mail for directors, forward correspondence directed to an individual director to that director in a timely manner, and to screen correspondence directed to multiple directors or to the full Board in order to forward it to the most appropriate committee chairperson or the full Board given the nature of the correspondence. Communications to the Board or any individual director that relate to Carver’s accounting, internal accounting controls or auditing matters will also be referred to the chairperson of the Finance and Audit Committee. Other communications will be referred to the appropriate committee chairperson.

Financial Expert, Audit Committee Independence and Financial Sophistication

The Board of Directors has determined that Pazel G. Jackson, Jr., Kenneth J. Knuckles, and Colvin W. Grannum each qualify as an “audit committee financial expert” and is financially sophisticated, and that each member of the Finance and Audit Committee is independent within the meaning of applicable SEC rules and meets the definition of independence in the NASDAQ Stock Market rules.

Director Selection Process

Carver’s Nominating/Corporate Governance Committee is charged with the responsibilities described under “Board and Committee Meetings—Nominating/Corporate Governance Committee.”

Among the Nominating/Corporate Governance Committee’s responsibilities is to identify candidates for election as directors and recommend candidates to the Board. The committee considers candidates suggested by its members, other directors, and stockholders as necessary in anticipation of upcoming director elections and other potential or expected Board vacancies. The committee is also authorized, at the expense of Carver, to retain search firms to identify candidates, as well as external legal, accounting, or other advisors. The committee will provide guidance to search firms it retains about the particular qualifications the Board is then seeking.

All director candidates, including stockholder nominees, are evaluated on the same basis. In determining the needs of the Board and Carver, the Nominating/Corporate Governance Committee considers the qualifications of sitting directors and consults with other members of the Board, the Chief Executive Officer and, where appropriate, external advisors. Generally, the committee believes that all directors should exemplify the highest standards of personal and professional integrity. All directors should have broad experience in positions with a high degree of responsibility and the ability to commit adequate time and effort to serve as a director. Directors will assume the responsibility of challenging management through their active and constructive participation and questioning in meetings of the Board and its various committees, as well as in less formal contacts with management.

Director candidates, other than sitting directors, are interviewed by members of the committee, other directors, and the Chief Executive Officer. The results of those interviews are considered by the committee in its deliberations. The Nominating/Corporate Governance Committee also evaluates sitting directors whose terms are nearing expiration, but who may be nominated for re-election, in light of the above considerations and their past contributions to the Board. The Nominating/Corporate Governance Committee met with each Dream Chasers Nominee.

The Nominating/Corporate Governance Committee will evaluate director nominations by stockholders that are submitted in accordance with the procedural and informational requirements set forth in Carver’s Bylaws and described in this proxy statement under “Additional Information—Notice of Business to be Conducted at Annual Meeting.”

Among the factors that the Nominating/Corporate Governance Committee considers when evaluating the composition of the Board, diversity is critical. For Carver, diversity includes race, ethnicity, and gender as well as the diversity of the directors’ experience. Included in the qualifications for directors listed in Carver’s Corporate Governance Guidelines is whether the candidate has special skills, expertise, and background that would complement the attributes of the existing directors, taking into consideration the diverse population of the communities in which Carver operates. Carver’s Board is committed to ensuring the Board is comprised of individuals whose backgrounds reflect the diversity represented by our employees, customers and stockholders.

Clawback Policy

In accordance with the Nasdaq and SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company has adopted the Carver Bancorp, Inc. Clawback Policy (“Clawback Policy”). Under the Clawback Policy, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Company will recoup any erroneously awarded incentive-based compensation received during the three completed fiscal years immediately preceding such restatement from the Company’s current and former executive officers, provided that such individuals served as executive officers at any time during the applicable performance period.

Code of Ethics

Carver has adopted a Code of Ethics, which applies to Carver’s directors and employees and sets forth important Company policies and procedures in conducting Carver’s business in a legal, ethical, and responsible manner. The Code of Ethics, including future amendments, is available free of charge on Carver’s website at www.carverbank.com in the Corporate Governance section of the Investor Relations webpage or by writing to the Corporate Secretary, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (212) 360-8824. Carver intends to post on its website any waiver under the codes granted to any of its directors or executive officers.

Website Access to Governance Documents

Carver’s Corporate Governance Principles and the charters for the Finance and Audit, Compensation, and Nominating/Corporate Governance Committees are available free of charge on Carver’s website at www.carverbank.com in the Corporate Governance section of the Investor Relations webpage or by writing to the Corporate Secretary, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (212) 360-8824.

Board and Committee Meetings

The Board of Directors of Carver holds regularly scheduled meetings during the fiscal year to review significant developments affecting Carver and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility. During fiscal year 2024, the Board met twelve (12) times. No director attended fewer than 75%, in the aggregate, of the total number of Carver Board meetings held while he or she was a member of the Board during fiscal year 2024 and the total number of meetings held by committees on which he or she served during such fiscal year.

Carver’s Corporate Governance Principles encourage directors to attend Carver’s Annual Meeting of stockholders, all Board meetings, and meetings of committees of the Board on which they serve. Carver’s Bylaws require that Carver have executive, finance and audit, nominating/corporate governance, compensation, and asset liability and interest rate risk committees. The Board has adopted a charter for each of the Nominating/Corporate Governance Committee, the Compensation Committee and the Finance and Audit Committee, each of which may be amended from time to time. The nature and composition of each of the standing committees of Carver are described below.

Executive Committee. Pursuant to Carver’s Bylaws, the Executive Committee is authorized to act as appropriate between meetings of the Board. The members of this committee are Directors Lewis P. Jones III, Pazel G. Jackson, Jr., Kenneth J. Knuckles, Colvin W. Grannum, and Craig C. MacKay. The Executive Committee did not hold any meetings during fiscal year 2024.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee currently consists of Directors Kenneth J. Knuckles (Chairperson), Pazel G. Jackson, Jr., and Jillian E. Joseph. All members of the committee have been determined to be independent directors. The Nominating/Corporate Governance Committee’s functions include advising the Board on matters of corporate governance and considering qualifications of prospective Board member candidates, including conducting research to identify and recommend nomination of suitable candidates who are willing to serve as members of the Board, reviewing the experience, background, interests, ability and availability of prospective nominees to meet time commitments of the Board and committee responsibilities, considering nominees recommended by stockholders who comply with procedures set forth in Carver’s Bylaws, and determining whether any prospective member of the Board has any conflicts of interest which may impair the individual’s suitability for such service. The committee has the responsibility to monitor current members of the Board pursuant to the same guidelines used to select candidates. The Nominating/Corporate Governance Committee is also responsible for identifying best practices and developing and recommending to the Board a set of corporate governance principles applicable to Carver and for periodically reviewing such principles.

The Nominating/Corporate Governance Committee met two (2) times during fiscal year 2024 and recommended the director nominees to the Board of Directors, which accepted these recommendations. Only those nominations made by the Nominating/Corporate Governance Committee and approved by the Board will be voted upon at the Annual Meeting.

Compensation and Human Resources Committee. The Compensation and Human Resources Committee currently consists of Directors Kenneth J. Knuckles (Chairperson), Colvin W. Grannum, Robin L. Nunn, and Pazel G. Jackson Jr. All members have been determined to be independent directors. The Compensation Committee evaluates the performance of Carver’s President and Chief Executive Officer and approves his compensation in consultation with the non-management members of the Board of Directors and, based on recommendations from management, reviews and approves senior management’s compensation and approves compensation guidelines for all other officers. The Compensation Committee administers Carver’s management recognition, incentive compensation stock option, and stock incentive plans and, in consultation with senior management, reviews and approves compensation policies. The Compensation Committee met four (4) times during fiscal year 2024.

Finance and Audit Committee. The Finance and Audit Committee consists of Directors Colvin W. Grannum (Chairperson), Pazel G. Jackson, Jr., and Kenneth J. Knuckles. All members have been determined to be independent directors. The Finance and Audit Committee’s primary duties and responsibilities are to:

•	monitor the integrity of Carver’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

•	manage the independence and performance of Carver’s independent public auditors and internal auditing function;

•	monitor the process for adhering to laws, regulations and Carver’s Code of Ethics; and

•	provide an avenue of communication among the independent auditors, management, the internal auditing function and the Board of Directors.

Other specific duties and responsibilities include reviewing Carver’s disclosure controls and procedures, internal controls, Carver’s periodic filings with the SEC and earnings releases; producing the required audit committee annual report for inclusion in Carver’s proxy statement; and overseeing complaints concerning financial matters. The Finance and Audit Committee met eight (8) times during fiscal year 2024, including meetings to review Carver’s annual and quarterly financial results prior to their public issuance.

Asset/Liability and Interest Rate Risk Committee. The Asset/Liability and Interest Rate Risk Committee consists of Directors Pazel G. Jackson, Jr. (Chairperson), Jillian E. Joseph, Kenneth J. Knuckles, Colvin W. Grannum and Craig C. MacKay. The Asset/Liability and Interest Rate Risk Committee monitors activities related to asset/liability management and interest rate risk, including the approval or ratification of mortgage loans and the establishment of guidelines related to risk, purchase or sale of loans and investments, and management of interest rate, credit, and liquidity risk against objectives and risk limitations set forth in Carver Federal’s policies. The Asset/Liability and Interest Rate Risk Committee met twelve (12) times during fiscal year 2024.

Compliance Committee. The Compliance Committee consists of Directors Lewis P. Jones III (Chairperson), Pazel G. Jackson, Jr., Jillian E. Joseph, Colvin W. Grannum and Robin L. Nunn. The Compliance Committee supervises the Bank’s overall regulatory compliance function. The Compliance Committee met eight (8) times during fiscal year 2024.

Institutional Strategy Committee. The Institutional Strategy Committee consists of Directors Craig C. MacKay (Chairperson), Pazel G. Jackson, Jr., Jillian E. Joseph, Robin L. Nunn, and Colvin W. Grannum. The Institutional Strategy Committee focuses on the strategic objectives of the Bank with a primary focus on (i) sustainable profitability and growth, and (ii) capital planning. The Institutional Strategy Committee met two (2) times during fiscal year 2024.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE AT MARCH 31, 2024

The following table sets forth, for the fiscal years ended March 31, 2024 and 2023, certain information relating to the Company’s Named Executive Officers’ compensation.

Name and Principal Position	Year Ended 3/31	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(1)	Total
Craig C. MacKay, Interim President and Chief Executive Officer (2)	2024	$205,961	—	—	—	—	—	$5,538	$211,499

Michael T. Pugh,	2024	$321,908	—	—	—	—	—	$8,238	$330,146
Former President and Chief Executive Officer (3)	2023	$459,615	—	$68,400	—	—	—	$15,105	$543,120

Christina L. Maier,	2024	$267,152	—	$16,620	—	—	—	$5,414	$289,186
First Senior Vice President and Chief Financial Officer	2023	$267,679	—	$20,520	—	—	—	$10,707	$298,906

Marc Winkler Senior Vice President and Chief Administrative Officer (4)	2024	$291,403	—	$16,620	—	—	—	$11,209	$319,232

(1)	The amounts shown in this column reflect matching contributions made to Carver’s 401(k) Plan. No Named Executive Officer receives perquisites the aggregate value of which exceeds $10,000.
(2)	Appointed Interim President and Chief Executive Officer on October 1, 2023. As previously disclosed, Mr. MacKay will resign as Interim President and Chief Executive Officer, effective October 31, 2024, and will continue to serve as a member of the Boards of the Directors of the Company and the Bank.
(3)	Resigned as of August 6, 2023.
(4)	Appointed Chief Administrative Officer on April 3, 2023.

Outstanding Equity Awards at Fiscal Year End

The following table shows equity awards outstanding for each of our Named Executive Officers as of March 31, 2024.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Craig C. MacKay	12/14/2017	1,000	—	$3.48	12/14/2027	—	—		—
Michael T. Pugh	—	—	—	—	—	—	—		—
Christina L. Maier	—	—	—	—	—	04/25/2022	1,000	(2)	$1,530
	—	—	—	—	—	10/26/2023	6,000	(3)	$9,180
Marc Winkler						10/26/2023	6,000	(3)	$9,180

(1)	Amounts shown are based on the fair market value of Carver common stock on March 28, 2024 of $1.53.
(2)	Vest over three years, one third in each year commencing on April 25, 2023.
(3)	Vest over three years, one third in each year commencing on October 26, 2024.

Pay Versus Performance

Pay Versus Performance Table. The table below provides for the years ended March 31, 2024, 2023 and 2022, the compensation for our NEOs for the past two years as set forth in the Summary Compensation Table, the Compensation Actually Paid to our PEO and, on an average basis, our Non-PEO NEOs, our Total Shareholder Return, and our Net Loss.

Year Ended 3/31	Summary Compensation Table Total for PEO (Pugh)(1)	Compensation Actually Paid to PEO (Pugh)(2)	Summary Compensation Table Total for PEO (MacKay)(1)	Compensation Actually Paid to PEO (MacKay)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Loss
2024	$330,146	$330,146	$211,499	$211,499	$304,209	$297,344	$16.9	$(2,977,000)
2023	$543,120	$484,145	N/A	N/A	$247,118	$230,208	$43.9	$(4,401,000)
2022	$455,538	$360,488	N/A	N/A	$238,426	$215,516	$77.10	$(847,000)

(1)	The PEO in 2022 and 2023 is Michael T. Pugh, who resigned as of August 6, 2023. The PEO in 2024 is Craig C. MacKay.
(2)	These amounts represent the exclusions and inclusions of certain amounts for the PEO as set forth in the table below.
(3)	The individuals comprising the Non-PEO NEOs for the year ended March 31, 2024 are Christina L. Maier and Marc Winkler. The individuals comprising the Non-PEO NEOs for the years ended March 31, 2023 and 2022 are Christina L. Maier and Isaac Torres.
(4)	These amounts represent the exclusions and inclusions of certain amounts for the Non-PEO NEOs as set forth in the table below.

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

	Summary			Compensation
Year Ended	Compensation Table	Exclusion of Stock	Inclusion of Equity	Actually Paid to
3/31	Total for PEO (Pugh) ($)	Awards for PEO (Pugh) ($)	Awards for PEO (Pugh) ($)	PEO (Pugh) ($)
2024	$330,146	—	—	$330,146
2023	$543,120	$68,400	$9,425	$484,145
2022	$455,538	—	$(95,050)	$360,488

	Summary			Compensation
Year Ended	Compensation Table	Exclusion of Stock	Inclusion of Equity	Actually Paid to
3/31	Total for PEO (MacKay) ($)	Awards for PEO (MacKay) ($)	Awards for PEO (MacKay) ($)	PEO (MacKay) ($)
2024	$211,499	—	—	$211,499
2023	N/A	N/A	N/A	N/A
2022	N/A	N/A	N/A	N/A

	Average Summary			Average
	Compensation Table	Average Exclusion of	Average Inclusion of	Compensation
Year Ended	Total for Non-PEO	Stock Awards for	Equity Awards for	Actually Paid to
3/31	NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)
2024	$304,209	$7,440	$575	$297,344
2023	$247,118	$11,970	$(4,940)	$230,208
2022	$238,426	—	$(22,910)	$215,516

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

	Year-End Fair		Change in Fair
	Value of Equity	Change in Fair	Value from Last	Value of Dividends
	Awards Granted	Value from Last	Day of Prior Year	or Other Earnings
	During Year That	Day of Prior Year	to Vesting Date of	Paid on Stock or
	Remained	to Last Day of	Unvested Equity	Option Awards
	Unvested as of	Year of Unvested	Awards that	Not Otherwise	Total - Inclusion of
Year Ended	Last Day of Year	Equity Awards for	Vested During	Included for	Equity Values for
3/31	for PEO (Pugh) ($)	PEO (Pugh) ($)	Year for PEO (Pugh) ($)	PEO (Pugh) ($)	PEO (Pugh) ($)
2024	—	—	—	—	—
2023	$39,900	$(22,575)	$(7,900)	—	$9,425
2022	—	$(71,400)	$(23,650)	—	$(95,050)

	Year-End Fair		Change in Fair
	Value of Equity	Change in Fair	Value from Last	Value of Dividends
	Awards Granted	Value from Last	Day of Prior Year	or Other Earnings
	During Year That	Day of Prior Year	to Vesting Date of	Paid on Stock or
	Remained	to Last Day of	Unvested Equity	Option Awards
	Unvested as of	Year of Unvested	Awards that	Not Otherwise	Total - Inclusion of
Year Ended	Last Day of Year	Equity Awards for	Vested During	Included for	Equity Values for
3/31	for PEO (MacKay) ($)	PEO (MacKay) ($)	Year for PEO (MacKay) ($)	PEO (MacKay) ($)	PEO (MacKay) ($)
2024	—	—	—	—	—
2023	N/A	N/A	N/A	N/A	N/A
2022	N/A	N/A	N/A	N/A	N/A

	Average Year-End Fair		Average Change in Fair	Average Value of
	Value of Equity	Average Change in Fair	Value from Last	Dividends
	Awards Granted	Value from Last	Day of Prior Year	or Other Earnings
	During Year That	Day of Prior Year	to Vesting Date of	Paid on Stock or
	Remained	to Last Day of	Unvested Equity	Option Awards	Total - Average
	Unvested as of	Year of Unvested	Awards that	Not Otherwise	Inclusion of
	Last Day of Year	Equity Awards	Vested During	Included	Equity Values for
Year Ended	for Non-PEO	for Non-PEO	Year for Non-PEO	for Non-PEO	for Non-PEO
3/31	NEOs ($)	NEOs ($)	NEOs ($)	NEOs ($)	NEOs ($)
2024	$9,180	$(4,920)	$(3,685)	—	$575
2023	$11,970	$(15,050)	$(1,860)	—	$(4,940)
2022	—	$(37,460)	$14,730	—	$(22,910)

Relationship Between Compensation Actually Paid and Performance Measures

We believe the tables above demonstrate the alignment between the compensation actually paid to our NEOs and the Company’s performance measures.

The following charts provide the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, the Company’s total TSR, and the Company’s net loss over the three most recently completed fiscal years.

Benefit Plans

401(k) Savings Plan. The Company maintains a 401(k) Savings Plan (“401(k) Plan”) with a profit-sharing feature and matching contributions for all eligible employees of Carver. The 401(k) Plan provides for matching contributions equal to 100% of pre-tax contributions made by each employee up to a maximum of 4% of their pay, subject to IRS limitations. All such matching contributions are fully vested and non-forfeitable at all times regardless of the years of service with the Bank. Employees will be eligible to participate upon their hire date. To be eligible to enroll, the employee must be 21 years of age. Under the profit-sharing feature of the plan, if the Bank achieves a minimum of 70% of its fiscal year performance goal, the Compensation Committee may authorize a non-elective contribution to the 401(k) Plan on behalf of each eligible employee of up to 2% of the employee’s annual pay, subject to IRS limitations. This non-elective contribution, if made, is awarded regardless of whether the employee makes voluntary contributions to the 401(k) Plan. Non-elective Company contributions vest 20% each year for the first five years of employment and are fully vested thereafter. To be eligible for the non-elective company contribution, the employee must be 21 years of age, have completed at least one year of service and be employed on the last day of the plan year, currently December 31, or have terminated employment for death, disability or retirement. The Company did not award a non-elective contribution for the 401(k) Plan year that ended December 31, 2023.

President and Chief Executive Officer Position

In connection with Craig C. MacKay’s appointment as the Interim President and Chief Executive Officer of the Company and Bank, the Bank entered into an employment agreement (the “Employment Agreement”) with him effective October 1, 2023 and the key terms of the Employment Agreement are as follows:

Term. The term of the Employment Agreement commenced on October 1, 2023 (the “Term”) and the Term will end upon the earlier of: (i) the date the Board of Directors appoints a permanent President and Chief Executive Officer of the Company and Bank, (ii) Mr. MacKay provides written notice to the Bank that the Term will expire at the end of the month in which the notice of expiration is delivered to the Bank, or (iii) April 1, 2024 provided that the Bank delivers a notice of expiration to Mr. MacKay no later than March 1, 2024.  Commencing on April 1, 2024, if notice of expiration has not been delivered by either party, the Term shall automatically renew each month for an additional month until either party provides written notice to the other party that the Term will expire at the end of the month in which the notice of expiration is delivered. See the below section “Appointment of New President and Chief Executive Officer” for details of Mr. MacKay’s resignation as Interim President and Chief Executive Officer, effective October 31, 2024.

Cash Compensation. Mr. MacKay’s annual base salary will be $450,000, and Mr. MacKay may receive a bonus at the discretion of the Board of Directors or the Compensation Committee.

Equity Grant. No later than five days after the last day of the Term (the “Grant Date”), Mr. MacKay will receive a grant of Company stock equal to the product of (i) 42,553 and (ii) a fraction, the numerator of which is the total number of months (including partial months) in the Term and the denominator of which is 12.  The award will be one-hundred percent (100%) vested as of the Grant Date.

Benefits. Mr. MacKay will be entitled to participate in all employee benefit plans, arrangements and perquisites offered to senior management of the Bank, on terms and conditions no less favorable than the plans, arrangements and perquisites available to other members of senior management of the Bank.

Restrictive Covenants. The Employment Agreement also provides non-competition and non-solicitation restrictions during the term of employment and for generally one year thereafter, and confidentiality during the term of employment and surviving the end of the term of employment.

Appointment of New President and Chief Executive Officer

On September 16, 2024, the Company disclosed the hiring of Donald Felix, age 50, as President and Chief Executive Officer of the Company and the Bank, effective November 1, 2024. Mr. Felix will also serve as a member of the Boards of Directors of the Company and the Bank, effective November 1, 2024. Mr. MacKay will resign as Interim President and Chief Executive Officer, effective October 31, 2024, and will continue to serve as a member of the Boards of Directors of the Company and the Bank.

Prior to his employment with the Company and Bank, Mr. Felix served as Executive Vice President of Citizens Financial Group, Head of National Banking & Expansion from 2021 to 2023. Before that, he served as Managing Director of JPMorgan Chase, in the Consumer Bank as Head of Consumer Financial Health from 2019 to 2021. At Chase, he was also the Chief of Staff in the Office of the CEO, for Chase Consumer Bank & Wealth Management, from 2016 to 2019, and before joining Chase held various senior positions domestically and abroad at Citi from 1996 to 2016.

On September 11, 2024, the Company, the Bank and Mr. Felix entered into an employment agreement, effective November 1, 2024 (the “Start Date”), in connection with his hiring as President and Chief Executive Officer of the Company and Bank.  The term of the Employment Agreement is two years and the term may be extended by mutual consent.  The Employment Agreement provides that Mr. Felix will receive an annual base salary of $700,000 and the base salary may be increased as the Board deems appropriate.  In addition to base salary, the Employment Agreement provides for, among other things, a $100,000 signing bonus, two performance equity grants, each with a fair market value of $100,000, with the first equity grant to be made as of the Start Date or as soon as administratively practicable after the Start Date and the second equity grant will be made on November 1, 2025, a minimum annual performance-based cash bonus opportunity of $500,000, temporary corporate housing in an amount up to $5,000 per month, and other benefit plans and arrangements applicable to executive employees.

The Bank may terminate Mr. Felix’s employment for “cause” (as defined in the Employment Agreement) at any time, in which event he would have no right to receive compensation or other benefits for any period after his termination of employment.

Certain events resulting in Mr. Felix’s termination of employment entitle him to severance benefits.  In the event of Mr. Felix’s involuntary termination of employment without “cause” or in the event of a voluntary termination for “good reason” (as defined in the Employment Agreement), Mr. Felix would become entitled to a severance payment in the form of a cash lump sum equal to: (x) fifty percent (50%) of Mr. Felix’s base salary; and (y) if such termination occurs after the one year anniversary of the Start Date, a cash lump sum payment equal to one-hundred percent (100%) of Mr. Felix’s base salary, and the average annual total incentive bonus earned by Mr. Felix for the three most recently completed calendar years; and, in each case, (z) the value of one-year’s health care costs provided Mr. Felix elects continued insurance coverage under COBRA and full vesting of equity awards.

In the event of Mr. Felix’s involuntary termination of employment for a reason other than for cause or upon his voluntary termination for good reason within six months prior to or within twenty-four months following a “change in control” (as defined in the Employment Agreement), Mr. Felix would become entitled to a severance payment in the form of a cash lump sum equal to three times the sum of: (a) Mr. Felix’s base salary; and (b) the average annual total incentive bonus earned by Mr. Felix for three most recently completed calendar years prior to the change in control, or if greater, the annual total incentive bonus that would have been earned in the year of the change of control at target bonus opportunity and full vesting of equity awards.  In addition, Mr. Felix would be entitled to a cash lump sum payment equal to the value of health care costs for thirty-six months. In the event that payments to Mr. Felix become subject to Sections 280G and 4999 of the Code, such payments would be reduced if such reduction would leave Mr. Felix officer better off on an after-tax basis.

Upon termination of Mr. Felix’s employment, he will be subject to certain restrictions on his ability to compete or to solicit business or employees of the Bank and the Company for a period of one year following his termination of employment.  The Employment Agreement also includes provisions protecting the Company’s and Bank’s confidential business information.

Director Compensation

Carver’s directors are paid an annual cash retainer of $20,000 to serve as a Director of both Carver and Carver Federal and receive a meeting fee of $1,000 for Board meetings attended. The chairs of the Asset Liability and Interest Rate Risk and Finance and Audit Committees receive an annual retainer of $8,000 and a meeting fee of $800. The chairs of the remaining committees receive an annual retainer of $4,000. The committee members of the Compensation, Institutional Strategy and Nominating and Corporate Governance, including the chairs thereof receive $600 per committee meeting attended. The Non-Executive Chairperson is paid a quarterly cash retainer of $17,500 ($70,000 per year) to serve as Chairperson of both Carver and Carver Federal and does not receive a meeting fee for Board meetings attended. As chair of the Compliance Committee, he also receives an annual retainer of $8,000. Upon stockholder approval of new directors, the Compensation Committee may approve a grant of 1,000 shares of restricted stock and 1,000 stock options, which vest pursuant to Carver’s incentive plan in effect at the time of the grant.

The following table sets forth information regarding compensation earned by the non-employee directors of Carver during the fiscal year ended March 31, 2024.

Director Compensation at March 31, 2024

					Change in
					pension
	Fees				value and
	earned			Non-equity	nonqualified
	or paid	Stock	Option	incentive plan	deferred	All other
	in cash	awards	awards	compensation	compensation	compensation	Total
Name	($)	($)	(S)	($)	earnings	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Pazel G. Jackson, Jr.	78,100	—	—	—	—	—	78,100
Robin L. Nunn	45,500	—	—	—	—	—	45,500
Lewis P. Jones III	78,000	—	—	—	—	—	78,000
Colvin W. Grannum	62,900	—	—	—	—	—	62,900
Kenneth J. Knuckles	61,000	—	—	—	—	—	61,000
Craig C. MacKay (1)	25,600	—	—	—	—	—	25,600
Jillian E. Joseph	50,000	—	—	—	—	—	50,000

(1)	Mr. MacKay was a non-employee director until his appointment as Interim President and Chief Executive Officer on October 1, 2023. Following his appointment as Interim President and Chief Executive Officer, Mr. MacKay did not receive any additional compensation for service on our Board or Carver Federal’s Board.

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee reviews and considers deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which generally limits deduction of compensation paid to Named Executive Officers to $1,000,000 unless an exception applies. For the fiscal year ended March 31, 2024, no employee received taxable compensation in excess of $1,000,000 and therefore, deductibility of compensation was not limited by Section 162(m) of the Code.

Stock Option Granting Practices

The timing of Carver’s stock option grants has historically been determined by the Compensation Committee. In fiscal year 2024, no options were granted to Named Executive Officers or to directors.

Ownership Guidelines

Carver regularly reviews the ownership levels of its directors and officers and has not established minimum stock ownership guidelines for Carver’s directors and the Named Executive Officers.

ADDITIONAL INFORMATION

Date for Submission of Stockholder Proposals

To be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Carver’s executive office, 75 West 125th Street, New York, New York 10027, no later than [●].

Under new SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the Company’s annual meeting of stockholders to be held in 2025 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is [●].

Notice of Business to be Conducted at Annual Meeting

Carver’s Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to Carver’s Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Corporate Secretary of Carver. To be timely, a stockholder’s notice must be delivered to or received by the Corporate Secretary not later than the following dates: (1) with respect to an annual meeting of stockholders, 60 days in advance of such meeting, if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous fiscal year’s annual meeting, or 90 days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous fiscal year’s annual meeting; and (2) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to be first given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by Carver with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder’s notice to the Corporate Secretary of Carver shall set forth such information as required by the Bylaws of Carver. Nothing in this paragraph shall be deemed to require Carver to include in its proxy statement and proxy card relating to an annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See “Date for Submission of Stockholder Proposals.”

Kenneth J. Knuckles and Jillian E. Joseph, the two directors recommended by your Board for election at the annual meeting, are reflected on the WHITE proxy card accompanying this Proxy Statement, which is being used by the Company to solicit votes for the election of the nominees recommended by the Board.

The Company’s Board of Directors strongly opposes Dream Chasers’ proxy solicitation and urges you NOT to vote for Jeffrey John Bailey and Jeff Anderson, the nominees of Dream Chasers, and not to sign or return any [●] proxy card sent to you by Dream Chasers.  Even voting to WITHHOLD a vote on Jeffrey John Bailey and Jeff Anderson, the nominees of Dream Chasers, by signing and returning the [●] proxy card could invalidate any vote a stockholder may want to make FOR the nominees recommended by the Board. Instead, stockholders wanting to support nominees recommended by your Board should sign and return ONLY the WHITE proxy card.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Under this procedure, if stockholders have the same address and last name, do not participate in electronic delivery of proxy materials and have requested householding in the past, they will receive only one copy of our annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies.

If any stockholders in your household wish to receive a separate annual report and proxy statement, they may contact their broker or contact us at: Carver Bancorp Inc., 75 West 125th Street, New York, New York 10027, Attention: Corporate Secretary, or contact us at (212) 360-8824. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by contacting us.

Other Matters

As of the date of this proxy statement, the Board of Directors does not know of any other matters to be brought before the stockholders at the Annual Meeting. However, if any other matters not now known are properly brought before the Annual Meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment.

Miscellaneous

The fiscal 2024 Annual Report on Form 10-K is being mailed with this Proxy Statement to those stockholders receiving a copy of the proxy materials in the mail. Requests for copies of our Annual Report on Form 10-K may also be directed to Carver Bancorp Inc., 75 West 125th Street, New York, New York 10027, Attention: Corporate Secretary.

Important Notice Regarding the Availability of Proxy Materials

Carver Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the fiscal year ended March 31, 2024 Annual Report on Form 10-K are each available on the Internet at www.proxyvote.com.

By Order of the Board of Directors

/s/ Isaac Torres
Isaac Torres
SVP, General Counsel and Corporate Secretary

New York, New York

[●], 2024

APPENDIX A

CARVER BANCORP, INC.

2024 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1        Purpose, Effective Date and Term.  The purpose of this Carver Bancorp, Inc. 2024 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Carver Bancorp, Inc. (the “Company”), and its Subsidiaries, including Carver Federal Savings Bank (the “Bank”) by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of shares of Company Stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements.  The Plan will remain in effect as long as any Awards remain outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2        Administration.  The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3        Participation.  Each individual who is granted or holds an Award in accordance with the terms of the Plan will be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4        Definitions.  Capitalized terms used in the Plan are defined in Article 8 and elsewhere in the Plan.

ARTICLE 2 - AWARDS

Section 2.1        General.  Any Award under the Plan may be granted singularly, or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions provided by the Committee with respect to the Award and as evidenced in an Award Agreement.  Every Award under the Plan shall require a written Award Agreement. Subject to the provisions of Section 2.2(1)(d), an Award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary (provided, however, that no reload Awards shall be granted hereunder) or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)                Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO, provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier, or (ii)  to a non-employee.  Unless otherwise specifically provided by its terms, any Stock Option granted under the Plan to an employee shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify the Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided however, that any modification will be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)               Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or for such minimum consideration as may be required by applicable law, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions.

(c)                Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock; provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of Stock multiplied by the number of Restricted Stock Units being settled.

(d)                Performance Awards. A Performance Award means an Award under Sections 2.2, 2.3 or 2.4 that vests upon the achievement of one or more specified performance measures, as further set forth in Section 8.1 under “Performance Award”.

Section 2.2        Stock Options.

(a)                Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies: (i) the number of Stock Options covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.  Stock Options may be granted as Performance Awards.

(b)               Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.  In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to an ISO granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)                Prohibition of Cash Buy-Outs of Underwater Stock Options.    Under no circumstances will any Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that was granted under the Plan be bought back by the Company without shareholder approval.

(d)                Prohibition Against Repricing.    Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Stock Options or other Awards), replacement grants, or other means.

(e)                Prohibition on Paying Dividends. No dividends shall be paid on Stock Options and no Dividend Equivalent Rights may be granted with respect to Stock Options.

Section 2.3.        Restricted Stock Awards.

(a)                Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement, that specifies: (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Restricted Stock Awards may be granted as Performance Awards. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including electronically and/or solely on the books and records maintained by the transfer agent. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock (including that the Restricted Stock may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement) and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(b)               Terms and Conditions.    Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)             Dividends. Dividends. No cash dividends shall be paid with respect to any Restricted Stock Awards unless and until the Participant vests in the underlying share(s) of Restricted Stock. Upon the vesting of a Restricted Stock Award, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. All unvested dividends shall be forfeited by the Participants to the extent their underlying Restricted Stock Awards are forfeited.

(ii)            Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to unvested, non-forfeited Restricted Stock Awards and the voting rights may be exercised by the Participant in his or her discretion.

(iii)          Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in its direction (if the Participant is not a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4         Restricted Stock Units.

(a)        Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies: (i)  the number of Restricted Stock Units covered by the Award; (ii)  the date of grant of the Restricted Stock Units; (iii) the Restriction Period; and (iv)  such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company as the Committee may, in its discretion, prescribe.

(b)       Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)             A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. The Committee shall impose such conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of the Restricted Stock Units.  The Committee may make grants of Restricted Stock Units upon such terms and conditions as it may determine, which may include, but is not limited to, deferring receipt of the underlying shares of Stock provided the deferral complies with Section 409A of the Code and applicable provisions of the Plan.

(ii)             Restricted Stock Units may be granted as Performance Awards.

(iii)            Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of a Restricted Stock Unit for which a Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)           A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(v)            No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units either at the time dividends are paid or the Restricted Stock Unit is settled, as set forth in the Award Agreement.

Section 2.5        Vesting of Awards.  The Committee shall specify the vesting schedule or conditions of each Award. At least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award and evidenced in the Award Agreement, subject to acceleration of vesting, to the extent authorized by the Committee or set forth in the Award Agreement, upon the Participant’s death, Disability or in connection with a Change in Control as set forth in Article IV.

Section 2.6         Deferred Compensation. Subject to approval by the Committee before an election is made, an Award of Restricted Stock Units may be deferred pursuant to a valid deferral election made by a Participant. If a deferral election is made by a Participant, the Award Agreement shall specify the terms of the deferral and shall constitute the deferral plan pursuant to the requirements of Code Section 409A. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.  Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation hereunder shall settle and be paid in no event later than 2½ months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.

Section 2.7         Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in any employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a)        Upon the Participant’s Termination of Service for any reason other than due to Disability, death or Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and may be exercised only for a period of three (3) months following termination and any Restricted Stock or Restricted Stock Units that have not vested as of the date of Termination of Service shall expire and be forfeited.

(b)        In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested), and all Restricted Stock Awards and Restricted Stock Units that have not vested, shall expire and be forfeited.

(c)        Upon Termination of Service on account of Disability or death, all Service-based Stock Options shall be fully exercisable, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall immediately vest as to all shares subject to an outstanding Award at the date of Termination of Service. Upon Termination of Service for reason of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole or partial months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability, or the remaining unexpired term of the Stock Option, if less, provided, however, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after Termination of Service.  In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service due to Retirement shall expire and be forfeited.

(d)        Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e)        Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards is as set forth in Article 4.

Section 2.8.         Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement (“Holding Period”). In connection with the foregoing, a Participant may be required to retain direct ownership of such shares until the earlier of (i) the expiration of the Holding Period following the date of vesting or (ii) such person’s termination of employment with the Company and any Subsidiary. The foregoing limitation, if applicable, shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (x) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (y) a Participant exercises a Stock Option by a net settlement, and in the case of (x) and (y) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 - Shares Subject to Plan

Section 3.1         Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2        Share Limitations.

(a)                Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 350,000 shares of Stock. Subject to the limitations set forth in this Section 3.2, Awards under the Plan may be made in any combination of shares of Restricted Stock Awards, Restricted Stock Units or Stock Options and all Awards may be granted as either Restricted Stock Awards, Restricted Stock Units or Stock Options, in the discretion of the Committee, and all Stock Options may be granted as Incentive Stock Options. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)               Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Unit, the number of shares of Stock available for the grant shall be reduced by the number of shares previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy tax withholding upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or Stock vested prior to the return of shares to satisfy tax withholding, rather than by the net number of shares of Stock issued.

Section 3.3.       Limitations on Grants to Directors.

(a)               Award Limitations. The grant date fair value of equity-based Awards granted to a non-employee Director under the Plan for any calendar year, include Stock Options, Restricted Stock and Restricted Stock Units, may not exceed Sixty Thousand Dollars ($60,000).

(b)               The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4         Corporate Transactions.

(a)                General. If the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options, Restricted Stock and Restricted Stock Unit Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Committee, so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event.  Any such adjustment in outstanding Stock Options shall not change the aggregate purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)               Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise set forth in the agreement relating to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which are outstanding immediately prior to such merger, consolidation or other business combination shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger.  The Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash (or acquirer stock) payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5         Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)                Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)                Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1        Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares and cancellation of Stock Options in exchange for a cash or stock payment of the in-the-money value) and except as otherwise provided in the Plan and unless the Committee determines otherwise:

(a)                Upon an Involuntary Termination at or following a Change in Control, all Service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following an Involuntary Termination following a Change in Control, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following a termination of employment.

(b)                Upon an Involuntary Termination at or following a Change in Control, all Service-based Awards of Restricted Stock Awards and Restricted Stock Units, shall be fully earned and vested immediately.

(c)                Upon an Involuntary Termination at or following a Change in Control, all Performance Awards shall vest at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.

(d)               Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control in which the Company is not the surviving entity, any Awards granted under the Plan which are outstanding immediately prior to such Change in Control shall become fully vested in the event the successor entity does not assume the Awards granted under the Plan and Performance Awards shall vest at the rate specified in Section 4.1(c) of the Plan.

Section 4.2        Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” means: (i) a change in the ownership of the Corporation; (ii) a change in the effective control of the Corporation; or (iii) a change in the ownership of a substantial portion of the assets of the Corporation as defined in accordance with Code Section 409A. For purposes of this Section 4.2, the term “Corporation” means the Bank, the Company or any of their successors, as applicable.

(a)                A change in the ownership of a Corporation occurs on the date that any one person, or more than one person acting as a group (as defined in Treasury Regulation 1.409A-3(i)(5)(v)(B)), acquires ownership of stock of the Corporation that, together with stock held by such person or group, constitutes more than fifty (50) percent of the total fair market value or total voting power of the stock of the Corporation.

(b)               A change in the effective control of the Corporation occurs on the date that either (i) any one person, or more than one person acting as a group (as defined in Treasury Regulation 1.409A-3(i)(5)(vi)(D)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Corporation possessing thirty (30) percent or more of the total voting power of the stock of the Corporation, or (ii) a majority of the members of the board of directors of the Corporation is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors prior to the date of the appointment or election, provided that this subsection “(ii)” is inapplicable where a majority stockholder of the Corporation is another corporation.

(c)               A change in a substantial portion of the Corporation’s assets occurs on the date that any one person or more than one person acting as a group (as defined in Treasury Regulation 1.409A-3(i)(5)(vii)(C)) acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than forty (40) percent of the total gross fair market value of (i) all of the assets of the Corporation, or (ii) the value of the assets being disposed of, either of which is determined without regard to any liabilities associated with such assets.

For all purposes hereunder, the definition of Change in Control shall be construed to be consistent with the requirements of Treasury Regulation 1.409A-3(i)(5), except to the extent that such regulations are superseded by subsequent guidance.

ARTICLE 5 - COMMITTEE

Section 5.1      Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board of Directors shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, or has listed or seeks to list its securities, may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2        Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:

(a)               The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features, (including automatic exercise in accordance with Section 7.18) performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards, to cancel or suspend Awards (subject to the restrictions imposed by Article 6) and to reduce, eliminate or accelerate any restrictions applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.  Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.5 except in the event of a Change in Control as provided under Section 4.1 of the Plan and in the event of termination due to death or Disability.

(b)               The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)               The Committee will have the authority to define terms not otherwise defined herein.

(d)               In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

(e)               The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) (a “Blackout Period”) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3        Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board of Directors who are not “Disinterested Board Members,” the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4        Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5        Committee Action.  The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1        General.  The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and the Board of Directors or the Committee may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6,  Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan before the date the amendment is adopted by the Board of Directors or made by the Committee; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities that may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2        Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2  to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1        No Implied Rights.

(a)               No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)               No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)                No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2        Transferability.  Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable, except in the event of death, before the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests in the Participant and property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s beneficiary.

A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Section 7.3        Designation of Beneficiaries.  A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any the designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any the beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4        Non-Exclusivity.  Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by the stockholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may be deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units and/or Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5        Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may, but need not require, that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control.

Section 7.6        Form and Time of Elections; Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7        Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8        Tax Withholding.

(a)                Payment by Participant.    Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any taxes from any payment of any kind otherwise due to the Participant. The Company's obligation to deliver evidence of book entry (or stock certificates) to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.

(b)               Payment in Stock.    The Committee may require or permit the Company's tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

Section 7.9      Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board or directors) who are duly authorized to act for the board or directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.10      Successors.  All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11      Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer or Employee of the Company or a Subsidiary to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan; and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12      No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13      Governing Law.  The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in the State of New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any legal action brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14      Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15      Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

Section 7.16      Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or an Award Agreement shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given: (i) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; (ii) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or (iii) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17      Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18      Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the expiration date of the Stock Option may be automatically exercised in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable minimum tax withholding.

Section 7.19      Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20.     Awards Subject to Company Clawback Policies and Restrictions.

(a)                Clawback Policies. Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b)               Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(c)               Hedging/Pledging Policy Restrictions. Awards under the Plan shall be subject to the Company’s policies relating to hedging and pledging as such may be in effect from time to time.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1        In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

Award” means any Stock Option, Restricted Stock Award, Restricted Stock Unit or Performance Award or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement will be provided (or made available electronically) to each Participant.

“Board of Directors” means the Board of Directors of the Company.

“Cause.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have the meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of (i) Participant’s conviction (including conviction on a nolo contendere plea) of a felony or of any lesser criminal offense involving moral turpitude, fraud or dishonesty; (ii) the willful commission by Participant of a criminal or other act that, in the reasonable judgment of the Board will likely cause substantial economic damage to the Company or the Bank or substantial injury to the business reputation of the Company or Bank; (iii) the commission by Participant of an act of fraud in the performance of his duties on behalf of the Company or Bank; (iv) Participant’s material violation of the Bank’s Code of Ethics; (v) the continuing willful failure of Participant to perform his employment duties to the Company or Bank after thirty (30) days’ written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to Participant by the Board; (vi) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or a Subsidiary to cooperate, or the deliberate destruction of or deliberate failure to preserve documents or other materials that the Participant should reasonably know to be relevant to such investigation, after being instructed by the Company or a Subsidiary to preserve such documents, or the willful inducement of others to fail to cooperate or to fail to produce documents or other materials; or (vii) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of Participant’s employment by the Company or the Bank.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

“Disability.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has been incurred.

“Disinterested Board Member” means a member of the Board of Directors who: (a) is not a current Employee of the Company or a Subsidiary, (b) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, for services rendered as a consultant or in any capacity other than as a Director, except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto, and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of a “Non-Employee Directors” under Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

“Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a an Exchange, national market system or automated quotation system, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

“Good Reason.” A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(a)                a material reduction in Participant’s base salary or base compensation;

(b)                a material diminution in Participant’s authority, duties or responsibilities without the written consent of Participant;

(c)                a change in the geographic location at which Participant must perform his duties that is more than thirty (30) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(d)                in the event a Participant is a party to an employment or change in control agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

Notwithstanding the foregoing, in the event an Award is subject to Code Section 409A, then “Good Reason” shall be defined in accordance with Code Section 409A, including the requirement that a Participant gives 60 days’ notice to the Company or the Subsidiary for whom the Participant is employed of the Good Reason condition and the Company or Subsidiary, as applicable, shall have 30 days to cure the Good Reason condition. Any distribution of an Award subject to Code Section 409A shall be subject to the distribution timing rules of Code Section 409A, including any delay in the distribution of such Award, which rules shall be set forth in the Award Agreement.

“Holding Period” has the meaning ascribed to it in Section 2.8.

“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary, other than a termination for Cause, or termination of employment by an Employee Participant for Good Reason.

“Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. Regardless of whether an Award is subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied.

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; adjusted earnings, capital; increase in revenue; total shareholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction.   Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

“Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

“Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

“Retirement” means termination of employment after attainment of age 65 (other than termination for Cause) with 5 years of continuous Service, or discontinuance of service as a Director following attainment of age 75 (unless otherwise provided in an Award Agreement).  An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee or Director, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity as Employee or Director (except as otherwise provided in the Award Agreement).

“Stock” means the common stock of the Company, $0.01 par value per share.

“Stock Option” has the meaning ascribed to it in Sections 2.1(a) and 2.2.

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director), regardless of the reason for such cessation, subject to the following:

(a)            The Participant’s cessation of Service as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(b)            The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six (6) month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(c)            If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to whom the Participant is providing Services.

(d)            Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than fifty percent (50%) of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(e)            With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

Section 8.2             In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)            Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)            References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)            In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)            References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)            Indications of time of day mean New York time;

(f)            The word “including” means “including, but not limited to”;

(g)            All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)            All words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)            The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)            Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)            All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and other employees of the Company are “participants” with respect to the proxy solicitation in connection with the annual meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for our current directors and director nominees is c/o Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027-4512.

Name	Present Principal Occupation
Jillian E. Joseph	Managing Director and Associate General Counsel of Nuveen

Kenneth J. Knuckles	Retired President and Chief Executive Officer of the Upper Manhattan Empowerment Zone Development Corporation

Pazel G. Jackson, Jr.	Retired Senior Vice President of JPMorgan Chase

Robin L. Nunn	Partner at Nelson Mullins Riley & Scarborough LLP

Craig C. MacKay	Interim Chief Executive Officer and President of the Company and the Bank, and a Senior Advisor and a former Managing Director of England & Company

Lewis P. Jones III	Managing Principal and Co-Founder at 5 Stone Green Capital

Colvin W. Grannum	Principal of Flagstaff Clapham Advisors

Officers and Employees

Executive officers and employees of the Company who are Participants, except for Mr. MacKay, are listed below. The business address for each is c/o Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027-4512. Their present principal occupations are stated below, other than Mr. MacKay’s, which is stated above.

Name	Present Principal Occupation
Christina L. Maier	First Senior Vice President and Chief Financial Officer

Isaac Torres	Senior Vice President, General Counsel and Corporate Secretary

Marc S. Winkler	Senior Vice President and Chief Administrative Officer

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of [●], 2024 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction
Robin L. Nunn	10/26/2023	Common Stock	1,000	Grant, Award or Other Acquisition
Craig C. MacKay	12/19/2022	Common Stock	450	Open Market Purchase
	03/06/2023	Common Stock	500	Open Market Purchase
	03/14/2023	Common Stock	450	Open Market Purchase
	02/27/2024	Common Stock	1,000	Open Market Purchase
Christina L. Maier	10/26/2023	Common Stock	6,000	Grant, Award or Other Acquisition
Issac Torres	10/26/2023	Common Stock	6,000	Grant, Award or Other Acquisition
Marc S. Winkler	10/26/2023	Common Stock	6,000	Grant, Award or Other Acquisition

B-1

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix B or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of common stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Appendix B or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Other than as set forth in this Appendix B or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Participants nor any of their immediate family members have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

B-2

V OTE BY T ELEPHONE Please have your WHITE universal proxy card available when you call the toll-free number 1-888-693-8683 using a touch-tone telephone and follow the simple directions that will be presented to you. V OTE BY I NTERNET Please have your WHITE universal proxy card available when you access the website www.cesvote.com and follow the simple directions that will be presented to you. V OTE BY M AIL Please mark, sign and date your WHITE universal proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230. IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS WHITE UNIVERSAL PROXY CARD TODAY! CARVER BANCORP, INC. Annual Meeting of Stockholders [●] at 10:00 A.M. This proxy is solicited by the Board of Directors The undersigned hereby appoints [●] and [●] or either of them, with full powers of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of Carver Bancorp, Inc. (“Carver” or the “Company”) that the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on [●] at 10:00 a.m., local time, at [●], and any adjournment or postponement thereof (the “Stockholders” Meeting”), upon those matters as described in the Proxy Statement for the Stockholders’ Meeting, with all the powers the undersigned would possess if personally present at such meeting as follows: This proxy will be voted as directed, but if no instructions are specified, this proxy, when properly signed and dated, will be voted "FOR" the Company nominees for Director listed in proposal 1 and "FOR" each of the other proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn this meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. The undersigned acknowledges receipt from Carver Bancorp, Inc. prior to the execution of this proxy of a Notice of the 2024 Annual Meeting of Stockholders, annual report and a proxy statement dated [●]. Signature Date Title or Authority Signature if Held Jointly NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. If submitting your WHITE universal proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. c/o Corporate Election Services P. O. Box 1150 Pittsburgh, PA 15230 Control Number (Continued and to be marked on the other side) WHITE UNIVERSAL PROXY CARD PRELIMINARY PROXY CARD SUBJECT TO COMPLETION

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.viewourmaterial.com/CARV If you have any questions, require assistance in voting your WHITE universal proxy card, or need additional copies of the Company’s proxy materials, please contact our proxy solicitor: Sodali & Co 430 Park Avenue, 14th Floor, New York, NY 10022 Call toll-free (800) 662-5200 or (203) 658-9400 Email: CARV@investor.Sodali.com CARVER BANCORP, INC. WHITE UNIVERSAL PROXY CARD The Board of Directors recommends a vote “FOR” only the two Company nominees 1A and 1B listed in Proposal 1, and “FOR” Proposals 2, 3 and 4. If you sign and return your proxy card and do not specify how you want your shares to be voted, they will be voted “FOR” the two Company recommended nominees 1A and 1B, and “FOR” Proposals 2, 3 and 4. 1. Election of Directors: To elect two directors, to each serve for a three-year term and until their respective successor(s) has been elected and qualified. While you may mark instructions with respect to any or all of the nominees, you should mark a vote “FOR” only two nominees in total. If you vote “FOR” more than two nominees, all of your votes on Proposal 1 will be invalid and will not be counted. You are permitted to vote for fewer than two nominees. If you vote “FOR” fewer than two nominees, your shares will only be voted “FOR” the nominee you mark. Company Nominees: Dream Chasers Nominees OPPOSED by the Company: The Board of Directors of the Company recommends you vote “FOR” The Board of Directors of the Company recommends you vote “WITHHOLD” only the following two Company nominees 1A and 1B:" for the following two Dream Chasers nominees 1C and 1D: FOR WITHHOLD FOR WITHHOLD (1A) Kenneth J. Knuckles (1C) Jeffrey John Bailey (1B) Jillian E. Joseph (1D) Jeff Anderson 2. To approve the Carver Bancorp, Inc. 2024 Equity Incentive Plan. FOR AGAINST ABSTAIN 3. To ratify the appointment of BDO USA, LLP as independent auditors for Carver for the fiscal year ending March 31, 2025. FOR AGAINST ABSTAIN 4. An advisory (non-binding) resolution to approve the compensation of our Named Executive Officers as described in the proxy statement. FOR AGAINST ABSTAIN Continued and to be signed on the reverse side TO SUBMIT YOUR WHITE PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.